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                                                            Exhibit 20.1

            _________________________________________________________

               AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION,
                                   Transferor,

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,
                                    Servicer,

                                      and

                              THE BANK OF NEW YORK,
                                    Trustee

                     on behalf of the Certificateholders
                        ______________________________

                           SERIES 1996-1 SUPPLEMENT

                        Dated as of September 18, 1996

                                      to

                   MASTER POOLING AND SERVICING AGREEMENT

                         Dated as of June 30, 1992

                      ______________________________

                              $1,027,027,027

                      AMERICAN EXPRESS MASTER TRUST

                              SERIES 1996-1

            _________________________________________________________


                  SERIES 1996-1 SUPPLEMENT, dated as of September 18, 1996 (this "Series Supplement") among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION, a corporation organized and existing under the laws of the state of Delaware, as Transferor, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a corporation organized under the laws of the state of New York, as Servicer and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of New York (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), as trustee under the Master Pooling and Servicing Agreement dated as of June 30, 1992, as amended (the "Agreement").

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                           PRELIMINARY STATEMENT

                  SECTION 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more supplements to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, one or more Series of certificates. The Transferor and the Servicer each hereby enter into this Series 1996-1 Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1 and the 7.30% Class B Accounts Receivable Trust Certificates, Series 1996-1. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

                  All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1996-1 Certificates and no other Series of certificates issued by the Trust.

                  SECTION 1. Designation. The Certificates shall be designated generally as the Series 1996-1 Certificates.

                  SECTION 2. Definitions. The following words and phrases shall have the following meaning with respect to the Series 1996-1 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "Accumulation Date" shall mean June 30, 2003, or such later date as may be determined in accordance with Section
     4.13 of the Agreement.

                  "Accumulation Period" shall mean, with respect to the Class A Certificates, an Amortization Period commencing on the close of business on the Accumulation Date and continuing to the earlier of (x) but not including, the commencement of the Early Amortization Period, or (y) and including, the earlier of
     (1) August 31, 2003 or (2) the termination of the Trust.

                  "Certificateholder" shall mean the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificateholders' Interest" shall have the meaning specified in Section 4.2 of the Agreement.

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                  "Certificates" shall mean the Class A Certificates
     and the Class B Certificates.

                  "Class A Adjusted Invested Amount" for any date shall mean an amount equal to the Class A Invested Amount minus the aggregate principal amount on deposit in the Principal
     Funding Account.

                  "Class A Certificate Rate" shall mean, with respect to each Interest Period, a per annum rate of 0.15% in excess of LIBOR, as determined on the related LIBOR Determination Date.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificates" shall mean the Class A
     Floating Rate Accounts Receivable Trust Certificates, Series
     1996-1.

                  "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Certificates, which is $950,000,000.

                  "Class A Invested Amount" for any date shall mean an amount equal to (i) the initial principal balance of the Class A Certificates, minus (ii) the amount of principal payments made to Class A Certificateholders prior to such date, minus (iii) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates and, if the date of determination is a Distribution Date, for such Distribution Date and plus (iv) the aggregate amount of Yield Collections and certain other amounts applied on all prior Distribution Dates and, if the date of determination is a Distribution Date, to be applied on the current Distribution Date, in each case, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause
     (iii).

                  "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.10(b) of the Agreement.

                  "Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.4(a) of the Agreement.

                  "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.5(a) of the Agreement.

                  "Class B Certificate Rate" shall mean 7.30% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.
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                  "Class B Certificates" shall mean the 7.30% Class B
     Accounts Receivable Trust Certificates, Series 1996-1.

                  "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Certificates which is $77,027,027.

                  "Class B Invested Amount" for any date shall mean an amount equal to (i) the initial principal balance of the Class B Certificates, minus (ii) the amount of principal payments made to Class B Certificateholders prior to such date, minus (iii) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates and, if the date of determination is a Distribution Date, for such Distribution Date, and plus (iv) the aggregate amount of Yield Collections applied on all prior Distribution Dates and, if the date of determination is a Distribution Date, to be applied on the current Distribution Date, in each case, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (iii).

                  "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.10(a) of the Agreement.

                  "Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.4(b) of the Agreement.

                  "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.5(b) of the Agreement.

                  "Closing Date" shall mean, with respect to the Series 1996-1 Certificates, September 18, 1996.

                  "Controlled Accumulation Amount" shall mean
     $475,000,000, or if the Servicer elects to postpone the commencement of the Accumulation Period in accordance with
     Section 4.13 of the Agreement, $950,000,000.

                  "Controlled Deposit Amount" shall mean, with respect to any Distribution Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount and any existing Deficit Controlled Accumulation Amount.

                  "Deficit Controlled Accumulation Amount" shall mean, on the first Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount over the amount deposited in the Principal Funding Account as Class A Monthly Principal for such Distribution Date and, on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the sum of the Controlled Accumulation Amount for such Distribution Date plus any existing Deficit Controlled Accumulation Amount over the amount of Class A Monthly Principal deposited in the Principal Funding Account on such Distribution Date.
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                  "Distribution Date" shall mean the 15th day of each
     calendar month (or, if such day is not a Business Day, the next succeeding Business Day), commencing November 15, 1996.

                  "Early Amortization Period" shall mean, with respect to the Class A Certificates, the Amortization Period commencing on the earlier of (x) the Expected Final Payment Date if the Class A Invested Amount is not paid in full on such date or (y) on the day on which an Early Amortization Event occurs or is deemed to have occurred, and continuing to and including the earlier of (i) the payment in full to Class A Certificateholders of the Class A Invested Amount and to Class B Certificateholders of the Class B Invested Amount and (ii) the Series 1996-1 Termination Date.

                  "Expected Final Payment Date" shall mean September 15, 2003 (or, if such day is not a Business Day, the next succeeding Business Day).

                  "Fixed Allocation Percentage" shall mean, on any date of determination with respect to any Distribution Date with respect to the Accumulation Period or the Early Amortization Period, the percentage equivalent of the ratio which the sum of the Class A Invested Amount and the Class B Invested Amount as of the last day of the Revolving Period bears to the greater of (a) the Trust Principal Component on the last day of the prior Due Period and (b) the sum of the numerators used to calculate the Invested Percentage with respect to Principal Collections for all Series (and all Classes) of certificates outstanding for the current Distribution Date.

                  "Floating Allocation Percentage" shall mean, on any date of determination with respect to any Distribution Date, the percentage equivalent of the ratio of the sum of the Class A Adjusted Invested Amount and the Class B Invested Amount on the last day of the immediately preceding Due Period to the Trust Principal Component on the last day of such immediately preceding Due Period; provided, however, that during the initial Due Period, the Floating Allocation Percentage will equal the percentage equivalent of the ratio which the amount of the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount bears to the Trust Principal Component on the Series 1996-1 Cut Off Date.

                  "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount.

                  "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date; provided, however, that the initial Interest Period shall be the period from and including the Closing Date through
     November 14, 1996.
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                  "Invested Amount" shall mean, when used with respect
     to any date of determination, an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount.

                  "Invested Percentage" shall mean, on any date of determination with respect to any Distribution Date, (a) when used with respect to Principal Collections during the Revolving Period, the Floating Allocation Percentage; (b) when used with respect to Principal Collections during the Accumulation Period or an Early Amortization Period, the Fixed Allocation Percentage; and (c) when used with respect to Yield Collections and Defaulted Receivables at any time, the Floating Allocation Percentage.

                  "Investment Earnings" shall mean, with respect to a Distribution Date, all interest and other investment income (net of losses and investment expenses) earned on the funds, if any, on deposit in the Principal Funding Account since the preceding Distribution Date (other than any amounts due to the Investment Provider pursuant to the Original Guaranteed Rate Agreement or any Substitute Guaranteed Rate Agreement).

                  "Investment Provider" shall mean American Express Credit Corporation, in its capacity as obligor pursuant to the Original Guaranteed Rate Agreement, or, if a Substitute Guaranteed Rate Agreement is obtained pursuant to subsection 4.6(d) of the Agreement, the obligor under such Substitute Guaranteed Rate Agreement; provided, that if the commencement of the Accumulation Period is postponed pursuant to Section 4.13 of the Agreement, there shall be no Investment Provider.

                  "Investor Charge-Offs" shall mean, for any date of determination, the sum of the Class A Investor Charge-Offs and the Class B Investor Charge-Offs.

                  "Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of the Default Amount for such Distribution Date and the Floating Allocation Percentage applicable for such Distribution Date.

                  "LIBOR" shall mean, for any Interest Period, the London interbank offered quotations for one-month dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.7 of the Agreement.

                  "LIBOR Determination Date", with respect to an Interest Period, shall mean the second Business Day prior to the Distribution Date on which such Interest Period commences; provided, however, that LIBOR Determination Date shall mean September 16, 1996 with respect to the period from the Closing Date through October 14, 1996, and October 11, 1996 with respect to the period from October 15, 1996 through November 14, 1996. For purposes of this definition, a Business Day is any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

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                  "Original Guaranteed Rate Agreement" shall mean the
     Guaranteed Rate Agreement dated as of the Closing Date, entered into among American Express Credit Corporation, as obligor, the Servicer and the Trustee, providing for a fixed rate of return on any invested funds, substantially in the form of Exhibit D hereto.

                  "Principal Funding Account" shall have the meaning specified in subsection 4.6(a) of the Agreement.

                  "Qualified Guaranteed Rate Agreement" shall mean (i) the Original Guaranteed Rate Agreement or (ii) any substitute or replacement guaranteed rate contract or a guaranteed investment contract, assigned to the Trustee, or entered into by the Trustee at the direction of the Servicer, providing for the investment of funds in the Principal Funding Account pursuant to the instructions of the Investment Provider and the guarantee by the Investment Provider of a minimum or fixed rate of return at least equal to the Class A Certificate Rate which contract shall:

                    (a) be an obligation of an insurance company, trust company, commercial bank or other entity which at the time it enters into such contract has a commercial paper or certificate of deposit rating of A-1+ by Standard & Poor's and P-1 by Moody's and shall require that all investments made thereunder be Eligible Investments;

                    (b) provide that the Trustee may exercise all the rights of the Servicer under such contract without the necessity of the taking of any action by the Servicer;

                    (c) provide that if at any time the commercial paper or certificate of deposit rating of the related Investment Provider is reduced below A-1+ by Standard & Poor's or P-1 by Moody's, the Investment Provider will promptly notify the Trustee of such downgrading and the Trustee may terminate such contract and be entitled to (i) in the case of a guaranteed investment contract, the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract through the date of delivery of such funds to the Trustee, or (ii) in the case of a guaranteed rate contract, receive the guaranteed rate with respect to funds on deposit in the Principal Funding Account through such termination date and, in either case, to be reimbursed for the net cost of obtaining a substitute contract; provided, however, that (i) the Servicer shall notify the Trustee in writing if the Servicer becomes aware of any such downgrading and (ii) the Trustee shall not be charged with knowledge of any such downgrading unless it shall have received written notice of such potentiality from the Investment Provider (which must be obligated thereunder to give such notice at least once per year) or from the Servicer; provided further, that upon any such event the Servicer, by written notice to the Trustee, may replace such contract with a substitute contract having substantially the same terms (including, without limitation, a rate of return at least as high

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     as the contract being replaced) so long as the Servicer obtains written confirmation from each Rating Agency that such substitute contract would not result in a downgrading of any rating of the Class A Certificates, and such facts are certified in writing by the Servicer to the Trustee;

                    (d) provide that the Trustee's interest therein shall be transferable to any successor trustee hereunder;

                    (e) provide that the funds invested thereunder be available not later than the Business Day preceding the next succeeding Distribution Date; and

                    (f) provide that accrued interest on the funds invested thereunder be available not later than the Business Day preceding each Distribution Date.

                  "Record Date" shall mean, with respect to any Distribution Date, the last Business Day of the calendar month immediately preceding such Distribution Date or Special Payment Date.

                  "Reference Banks" shall mean the principal London offices of Morgan Guaranty Trust Company of New York, The Bank of New York, The Chase Manhattan Bank and Citibank, N.A., or such other four major banks in the London interbank market selected by the Servicer upon notice to the Trustee.

                  "Revolving Period" shall mean, with respect to the Series 1996-1 Certificates, the period from and including
     September 1, 1996, up to and including the day prior to the day on which the Accumulation Period or an Early Amortization Period commences.

                  "Series 1996-1 Cut Off Date" shall mean August 31,
     1996.

                  "Series 1996-1 Principal Shortfall" shall have the meaning specified in subsection 4.5(c).

                  "Series 1996-1 Termination Date" shall mean August
     16, 2004.

                  "Series 1996-1 Undistributed Principal Collections" shall mean the amount, if any, equal to the product of (a) a fraction, the numerator of which is equal to the sum of the Class A Adjusted Invested Amount and the Class B Invested Amount and the denominator of which is equal to the sum of the invested amount of all Series then accumulating or amortizing principal (less any amounts on deposit in any principal funding accounts) and (b) Undistributed Principal Collections on deposit in the Collection Account on such Distribution Date.

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                  "Servicing Fee Percentage" shall mean 2.0% per
     annum.

                  "Special Payment Date" shall mean each Distribution Date with respect to any Early Amortization Period and each Distribution Date following the Expected Final Payment Date.

                  "Substitute Guaranteed Rate Agreement" shall have the meaning specified in subsection 4.6(d) of the Agreement.

                  "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "Termination Payment Date" shall mean the earlier of the Expected Final Payment Date, the first Distribution Date following the liquidation or sale of the Receivables as a result of an insolvency event and the occurrence of the Series 1996-1 Termination Date.

                  SECTION 3.  Minimum Transferor Percentage and
     Minimum Trust Principal Component.  The Minimum Transferor
     Percentage applicable to the Series 1996-1 Certificates shall be 15.0%. The Minimum Trust Principal Component with respect to the Series 1996-1 Certificates shall be $1,104,500,000.

                  SECTION 4. Reassignment and Transfer Terms. The Series 1996-1 Certificates may be reassigned and transferred to the Transferor on any Distribution Date on or after which the Invested Amount is reduced to an amount less than or equal to 10% of the Initial Invested Amount, subject to the provisions of
     Section 12.2 of the Agreement.

                  SECTION 5.  Delivery and Payment for the
     Certificates.  The Trustee shall deliver the Series 1996-1
     Certificates when authenticated in accordance with Section 6.2 of the Agreement.

                  SECTION 6. Form of Delivery of the Series 1996-1 Certificates. The Certificates shall be delivered as provided in
     Section 6.11 of the Agreement.

                  SECTION 7.  Transfer of Class B Certificates;
     Consent to Transfer of Participation.

                  (a) The initial transfer or any pledge of the Class B Certificates to any entity other than a corporation that is a member of the consolidated federal income tax group of which RFC is a member shall not occur unless the Trustee shall have received an Opinion of Counsel to the effect that the Class B Certificates, upon such transfer, will be characterized as debt or an interest in a partnership (other than a publicly traded partnership taxable as a corporation) for federal income tax purposes. Prior to any transfer of a Class B Certificate to any

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     Affiliate of the Transferor, the Servicer shall provide to the
     Trustee written confirmation from each Rating Agency that such transfer will not result in the downgrade or withdrawal of any rating on the Class A Certificates. Prior to any such transfer of a Class B Certificate, the Transferor shall certify to the Trustee in writing whether the proposed transferee of the Class B Certificate is an Affiliate of the Transferor and the Trustee shall be entitled to rely conclusively on such certificate.

                  (b)  The Class B Certificates have not been
     registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law. No resale or other transfer of any Class B Certificate or any interest therein or participation thereof shall be made unless the Trustee and the Transfer Agent and Registrar shall have received an Officer's Certificate certifying that such resale or transfer is made (i) pursuant to an effective registration statement under the Securities Act; (ii) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws; (iii) to the Transferor;
     (iv) to a person who the transferor of the Class B Certificate reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that such resale or other transfer is being made in reliance upon Rule 144A; or (v) pursuant to Regulation S under the Securities Act. Until the earlier of (i) such time as the Class B Certificates shall be registered pursuant to a registration statement filed under the Securities Act and (ii) the date three years from the later of the Closing Date and the date any Class B Certificate was acquired from the Transferor or an Affiliate of the Transferor, the Class B Certificates shall bear a legend substantially to the effect set forth in the preceding two sentences. Neither the Transferor, the Transfer Agent and Registrar nor the Trustee is obligated to register the Class B Certificates under the Securities Act, or to take any other action not otherwise required under this Agreement to permit the transfer of Class B Certificates without registration.

                  Notwithstanding anything to the contrary contained herein, in no event shall a Class B Certificate or any interest therein be sold, transferred, assigned, exchanged, pledged, hypothecated, participated or otherwise conveyed, or a security interest granted therein, unless the Transferor shall have consented to such transfer. The Class B Certificates shall at all times bear a legend substantially to the effect set forth in the preceding sentence.

                  (c) The Transferor hereby covenants that it will not consent to the transfer of an interest in any participation held by CRC in the Exchangeable Transferor Certificate to any entity other than a corporation that is a member of the consolidated federal income tax group of which the Transferor is a member unless it has obtained an opinion of counsel that such transfer will not cause the Trust to be classified for federal income tax purposes as an association or publicly traded partnership taxable as a corporation.


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                  SECTION 8.  Tax Treatment.  It is the intention of
     the Transferor and the Investor Certificateholders that the Class B Certificates (upon transfer to an entity other than the Transferor) be characterized as either indebtedness of the Transferor or an interest in a partnership (other than a publicly traded partnership taxable as a corporation) for Federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor and each Class B Certificateholder by acceptance of its Class B Certificates agree to treat the Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as such indebtedness or such an interest and to report the transactions contemplated by this Agreement on all applicable tax returns in a manner consistent with such treatment.

                  To the extent that the Class B Certificates are determined to represent interests in a partnership for federal income tax purposes, it is the intention of the Transferor and the Class B Certificateholders that such partnership interest represent an interest limited to a capital interest equal to (or if the Class B Certificates are sold at a discount, that accretes
     to) the Certificate principal balance of such Class B Certificates and a guaranteed payment at a rate equal to the Certificate Rate on such capital.

                  SECTION 9. Article IV of the Agreement. Any provisions of Article IV of the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Certificates. Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement. Article IV of the Agreement (except for Section 4.1) shall read in its entirety as follows and shall be applicable to the Certificates:

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                              ARTICLE IV

                     RIGHTS OF CERTIFICATEHOLDERS AND
                ALLOCATION AND APPLICATION OF COLLECTIONS

                  SECTION 4.2 Rights of Certificateholders. The Class A Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Class A Certificates at the times and in the amounts specified in this Agreement, (a) the Invested Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account and the Principal Funding Account. The Class B Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make required payments with respect to such Class B Certificates at the times and in the amounts specified in this Agreement, (x) the Invested Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (y) funds on deposit in the Collection Account and the Principal Funding Account.
     (The undivided interests in the Trust referred to in the two immediately preceding sentences are collectively referred to for the Series 1996-1 Certificates as the "Certificateholders' Interest".) The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account or the Principal Funding Account, except as specifically provided in this Article IV.

                  SECTION 4.3  Collections and Allocation.  (a)
     Collections. The Servicer shall apply or shall instruct the Trustee to apply all funds on deposit in the Collection Account as described in this Article IV.

                  (b) Allocations of Collections and Payments. On each Date of Processing, the Servicer shall determine whether an Early Amortization Event has occurred or is deemed to have occurred with respect to the Certificates, and the Servicer shall allocate Collections with respect to such Date of Processing as follows:

                  (i) During the Revolving Period. Allocate to the Certificateholders' Interest (x) an amount equal to the Floating Allocation Percentage as of the last day of the prior Due Period of the Principal Collections for such Date of Processing, which amount shall be treated as Excess Principal Collections and shall be deposited into the Collection Account as and when required pursuant to subsection 4.1(g) and (y) an amount equal to the Floating Allocation Percentage as of the last day of the prior Due Period of the Yield Collections for such Date of Processing and deposit such amount into the Collection Account as and when required pursuant to subsection 4.1(g);
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                  (ii)  During the Accumulation Period and any Early
            Amortization Period. Allocate to the Certificateholders' Interest (x) an amount equal to the Fixed Allocation Percentage as of the last day of the prior Due Period of the Principal Collections for such Date of Processing and deposit such amount into the Collection Account as and when required pursuant to subsection 4.1(g), and (y) an amount equal to the Floating Allocation Percentage as of the last day of the prior Due Period of the Yield Collections for such Date of Processing and deposit such amount into the Collection Account as and when required pursuant to subsection 4.1(g);

                  (iii) Allocations and Payments to the Holder of the Exchangeable Transferor Certificate. Amounts to be allocated to the Holder of the Exchangeable Transferor Certificate and payments with respect thereto shall be determined and made only as provided in subsection 4.1(d).

                  (c)  Additional Amounts.

                  (i)  The allocations to be made pursuant to
            subsection 4.3(b) also apply to deposits into the Collection Account that are treated as Collections, payments made by the Transferor pursuant to subsection 2.4(d) and payments made by the Servicer pursuant to
            Section 3.3, and, in certain circumstances, net reinvestment income on the Collection Account. Such deposits to be treated as Collections will be allocated as Yield Collections or Principal Collections as indicated in the Agreement.

                  (ii) The amounts paid by the Transferor pursuant to subsection 2.4(e), Adjustment Payments, proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2, 12.1 or 12.2 and Section 4 of this Series Supplement and amounts obtained by the Trustee pursuant to any demand on any letter of credit, surety bond or other similar instrument delivered pursuant to subsection 14(a) of this Series Supplement or from any funds deposited with the Trustee pursuant to subsection 14(b) of this Series Supplement, shall be allocated to the Certificateholders' Interest and allocated as Yield Collections or Principal Collections as provided in the Agreement.

                  SECTION 4.4 Determination of Monthly Interest for the Certificates. (a) The amount of monthly interest distributable from the Collection Account with respect to the Class A Certificates ("Class A Monthly Interest") on any Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate for the related Interest Period,
     (ii) the actual number of days in such Interest Period divided by 360, and (iii) the outstanding principal balance of the Class A Certificates as of the related Record Date; it being understood and agreed that with respect to the initial Distribution Date,

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     Class A Monthly Interest shall consist of the interest calculated on the basis of the Class A Initial Invested Amount and the Class A Certificate Rate applicable to the period from the Closing Date through October 14, 1996 and the actual number of days therein, and the Class A Certificate Rate applicable to the period from October 15, 1996 through November 14, 1996 and the actual number of days therein.

                       (b)  The amount of monthly interest
     distributable from the Collection Account with respect to the Class B Certificates ("Class B Monthly Interest") on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the Class B Invested Amount as of the preceding Distribution Date (after giving effect to any increase or decrease in the Class B Invested Amount on such preceding Distribution Date); provided, however, with respect to the first Distribution Date for the Class B Certificates, Class B Monthly Interest shall be equal to $905,923.42. Class B Monthly Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  SECTION 4.5  Determination of Monthly Principal for
     the Certificates.    (a) The amount of monthly principal (the
     "Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date beginning with the earlier to occur of (i) the first Special Payment Date of the Class A Certificates, if any,
     (ii) the first Distribution Date to occur with respect to the Accumulation Period and (iii) the Termination Payment Date, shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the Fixed Allocation Percentage of all Principal Collections received during the Due Period immediately preceding such Distribution Date, or, in the case of the Distribution Date immediately following the occurrence of an Early Amortization Event, received during the period from the day such Early Amortization Event occurred to the end of such Due Period, (ii) the amount, if any, of Series 1996-1 Undistributed Principal Collections for such Distribution Date, and (iii) the Investor Default Amount with respect to such Distribution Date and any reimbursements of unreimbursed Class A Investor Charge-Offs and Class B Investor Charge-Offs; provided, however, that for each Distribution Date with respect to the Accumulation Period (unless and until an Early Amortization Event shall have occurred), Class A Monthly Principal may not exceed the Controlled Deposit Amount for such Distribution Date; and provided further, that with respect to any Distribution Date, Class A Monthly Principal may not exceed the Class A Invested Amount.

                       (b)  The amount of monthly principal
     distributable from the Collection Account with respect to the Class B Certificates (the "Class B Monthly Principal") on each Distribution Date, beginning with the Distribution Date on which the Class A Certificates are paid in full, shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the Fixed Allocation Percentage of all Principal Collections

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     received during the Due Period immediately preceding such
     Distribution Date, or, in the case of the Distribution Date immediately following the occurrence of an Early Amortization Event, received during the period from the day such Early Amortization Event occurred to the end of such Due Period, (ii) the amount, if any, of Series 1996-1 Undistributed Principal Collections for such Distribution Date, (iii) the Investor Default Amount with respect to such Distribution Date and any reimbursements of unreimbursed Class B Investor Charge-Offs and minus (iv) Class A Monthly Principal, if any, with respect to such Distribution Date; provided, however, that with respect to any Distribution Date, Class B Monthly Principal may not exceed an amount equal to the Class B Invested Amount.

                       (c)  With respect to any Distribution Date
     related to any Amortization Period, if (a) the sum of (x) an amount equal to the Fixed Allocation Percentage of all Principal Collections received during the Due Period immediately preceding such Distribution Date, (y) the amount, if any, of Series 1996-1 Undistributed Principal Collections for such Distribution Date, and (z) the Investor Default Amount with respect to such Distribution Date and any reimbursements of unreimbursed Class A Investor Charge-Offs and Class B Investor Charge-Offs shall exceed (b) the sum of (i) Class A Monthly Principal and (ii) Class B Monthly Principal with respect to any Distribution Date, then such excess amount shall be treated as Excess Principal Collections. The Series 1996-1 Principal Shortfall with respect to any Distribution Date related to the Accumulation Period shall be the Deficit Controlled Accumulation Amount, if any, for such Distribution Date. If, with respect to a Distribution Date related to any Early Amortization Period, the sum of the Class A Monthly Principal and the Class B Monthly Principal, is less than the sum of the Class A Adjusted Invested Amount and the Class B Invested Amount, the amount of such shortfall shall be the Series 1996-1 Principal Shortfall with respect to such Distribution Date.

                  SECTION 4.6 Establishment of the Principal Funding Account for the Certificates. (a) The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an Eligible Institution (which initially shall be The Bank of New York) a segregated trust account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Principal Funding Account meeting
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     the conditions specified above with an Eligible Institution, transfer any cash and/or any investments to such new Principal Funding Account and from the date such new Principal Funding Account is established, it shall be, for the Certificates, the "Principal Funding Account."

                       (b) On each Distribution Date with respect to the Accumulation Period and with respect to any Special Payment Date, the Servicer shall withdraw from the Principal Funding Account and deposit in the Collection Account an amount equal to the Investment Earnings with respect to such Distribution Date or Special Payment Date. Investment Earnings (including reinvested interest) shall not be considered to be principal amounts on deposit in the Principal Funding Account for purposes hereof.

                       (c)  Any funds on deposit in the Principal
     Funding Account prior to the Expected Final Payment Date shall be invested by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Investment Provider pursuant to the Original Guaranteed Rate Agreement in Eligible Investments. In the event that (i) the commencement of the Accumulation Period is not postponed pursuant to Section 4.13 and (ii) the commercial paper or certificate of deposit rating of American Express Credit Corporation, as Investment Provider under the Original Guaranteed Rate Agreement is below A-1+ by Standard & Poor's or P-1 by Moody's 60 days prior to the commencement of the Accumulation Period or any Substitute Guaranteed Rate Agreement no longer qualifies as a Qualified Guaranteed Rate Agreement because the commercial paper or certificate of deposit rating of the Investment Provider under such Agreement is rated below A-1+ by Standard & Poor's or P-1 by Moody's, then by the later of (a) the day which is 60 days prior to the commencement of the Accumulation Period and (b) the day which is 60 days after receiving notice of a reduction in the creditworthiness of the Investment Provider (other than American Express Credit Corporation if American Express Credit Corporation's rating is below A-1+ or P-1 on the date 60 days prior to the commencement of the Accumulation Period) below A-1+/P-1 as determined by such Rating Agency, the Servicer shall at its option either (i) with the prior written assurance of each Rating Agency that such action will not result in a reduction of the rating of the Certificates, cause the Investment Provider to pledge securities or itself pledge securities in the manner provided by applicable law, which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities securing the Investment Provider's performance of its obligations under such Guaranteed Rate Agreement or (ii) provided that a Substitute Guaranteed Rate Agreement meeting the requirements of subsection 4.6(d) has been obtained or the condition described in clause (iii) below has been satisfied, direct the Trustee (A) to provide written notice to the Investment Provider of its intention to terminate such Guaranteed Rate Agreement within such period and (B) to terminate such Guaranteed Rate Agreement within such period and to request the

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     payment to it of all amounts due to it under such Guaranteed Rate
     Agreement through the termination date and, upon receipt by the Trustee of the items required pursuant to subsection 4.6(d) prior to the expiration of said period, to deposit any such amounts so received, on the day of receipt, to the Collection Account, or
     (iii) establish any other arrangement satisfactory to each Rating Agency such that the Rating Agency will not reduce or withdraw the rating of the Certificates.

                       (d) The Servicer shall use its best efforts to obtain a Substitute Guaranteed Rate Agreement meeting the requirements of this subsection 4.6(d) during the period referred to in subsection 4.6(c). The Trustee shall not invest the funds on deposit in the Principal Funding Account under a Substitute Guaranteed Rate Agreement at the time specified in subsection 4.6(c) unless, prior to the expiration of the period referred to in said subsection 4.6(c), the Servicer delivers to the Trustee
     (i) a substitute Qualified Guaranteed Rate Agreement (a "Substitute Guaranteed Rate Agreement") for the Original Guaranteed Rate Agreement or a prior Substitute Guaranteed Rate Agreement, as the case may be, (ii) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Substitute Guaranteed Rate Agreement and
     (iii) a letter from each Rating Agency confirming that the termination of such Guaranteed Rate Agreement and its replacement with such Substitute Guaranteed Rate Agreement will not adversely affect its rating of the Certificates.

                       (e)  The Servicer shall notify the Trustee,
     within five Business Days after obtaining knowledge of such event, of any decline in the rating of the Investment Provider's commercial paper or certificates of deposit by a Rating Agency.

                       (f) Pursuant to the authority granted to the Servicer in subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out of the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Sections 5.1 and 6.6, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Certificateholders.

                  SECTION 4.7 Determination of LIBOR. (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period (commencing on the first day of the relevant Interest Period) which appears on Telerate Page 3750 as of 11:00 a.m. London time on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, LIBOR for such Interest Period shall be determined on the basis of the rates at which deposits in the United States dollars are offered by the
     Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank
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     market for a one-month period (commencing on the first day of the relevant Interest Period). The Trustee shall request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately
     11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of the relevant Interest Period).

                  (b) The Class A Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Certificateholder by telephoning the Trustee at its Corporate Trust Office at (212) 815-2694.

                  (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

                  SECTION 4.8 Application of Funds on Deposit in the Collection Account for the Certificates. On each Determination Date, the Servicer shall instruct the Trustee to withdraw or retain, and on the succeeding Distribution Date the Trustee acting in accordance with such instructions shall withdraw or retain, the amounts required to be withdrawn from or retained in the Collection Account pursuant to subsections 4.8(a) through 4.8(i). The distributions to be made to the Class B Certificateholders pursuant to this Section 4.8 shall be subject to subsection 4.9(b) hereof.

                       (a)  Class A Monthly Interest.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account for distribution to the Class A Certificateholders to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date, an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date or Special Payment Date, plus any additional interest at the Class A Certificate Rate plus 2% per annum with respect to interest amounts that were due but not paid on a prior Distribution Date or Special Payment Date.

                       (b)  Class B Monthly Interest.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the
     Collection Account for distribution to the Class B Certificateholders to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date after giving
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     effect to the withdrawal pursuant to subsection 4.8(a), an amount equal to Class B Monthly Interest for such Distribution Date plus the amount of any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, plus any additional interest at the Class B Certificate
     Rate plus 2% per annum with respect to interest amounts that were due but not paid on a prior Distribution Date. Interest on the Class B Certificates shall be calculated on the basis of a 360-day year of twelve 30-day months.

                       (c) Investor Monthly Servicing Fee. On each Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date after giving effect to the withdrawals pursuant to subsections 4.8(a) and (b), an amount equal to the Investor Monthly Servicing Fee for such Distribution Date plus any Investor Monthly Servicing Fee due with respect to any prior Due Periods but not distributed to the Servicer, and distribute such amount to the Servicer (unless such amounts shall have been previously netted against deposits to the Collection Account).

                       (d) Reimbursement of Class A Investor Charge-Offs. Class A Investor Charge-Offs shall be reimbursed as follows: On each Distribution Date, the Trustee, acting in accordance with instructions of the Servicer, shall set aside and retain in the Collection Account, to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date after giving effect to the withdrawals pursuant to subsections 4.8(a), (b) and (c), an amount equal to unreimbursed Class A Investor Charge-Offs, if any, which amount shall be deemed to be Principal Collections and treated as Excess Principal Collections with respect to Distribution Dates relating to the Revolving Period, and thereafter will be set aside and retained in the Collection Account and treated as a part of Class A Monthly Principal during any Early Amortization Period or Accumulation Period and applied in accordance with subsection 4.8(i).

                       (e)  Investor Default Amount.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall set aside and retain in the Collection Account, to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date, after giving effect to subsections 4.8(a), (b), (c), and (d), an amount equal to the aggregate Investor Default Amount for such Distribution Date which amount shall be deemed to be Principal Collections and treated as Excess Principal Collections with respect to Distribution Dates relating to the Revolving Period, and thereafter will be set aside and retained in the Collection Account and treated as a part of Class A Monthly Principal during
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     the Accumulation Period or any Early Amortization Period and
     applied in accordance with subsection 4.8(i) or, if applicable, will be set aside and retained in the Collection Account and be applied as part of Class B Monthly Principal as provided in subsection 4.8(i).

                       (f)  Unpaid Class B Interest.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account for distribution to the Class B Certificateholders to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date, after giving effect to subsections 4.8(a), (b), (c), (d) and (e), an amount equal to the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B Certificates at the Class B Certificate Rate but has not been paid to the Class B Certificateholders either on such Distribution Date or on a prior Distribution Date, plus any additional interest at the Class B Certificate Rate plus 2% per annum with respect to such interest amounts that were due but not paid to Class B Certificateholders on any previous Distribution Date. Interest on the Class B Certificates shall be calculated on the basis of a 360-day year of twelve 30-day months.

                       (g) Reimbursement of Class B Investor Charge-Offs. Class B Investor Charge-Offs shall be reimbursed as follows: On each Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall set aside and retain in the Collection Account to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date, after giving effect to subsections 4.8(a),
     (b), (c), (d), (e) and (f), an amount equal to unreimbursed Class B Investor Charge-Offs, if any, which amount shall be deemed to be Principal Collections and treated as Excess Principal Collections with respect to Distribution Dates with respect to the Revolving Period and thereafter will be set aside and retained in the Collection Account and treated as a part of Class A Monthly Principal during the Accumulation Period or any Early Amortization Period and applied in accordance with subsection 4.8(i) or, if applicable, will be set aside and retained in the Collection Account and be applied as part of Class B Monthly Principal as provided in subsection 4.8(i).

                       (h)  Excess Yield Collections.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Transferor to the extent available, the Floating Allocation Percentage of Yield
     Collections for the Due Period immediately preceding such Distribution Date remaining after giving effect to Sections
     4.8(a) through (g) above.

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                       (i)  Principal.  (A)  For each Distribution
     Date with respect to the Revolving Period, the remaining funds on deposit in the Collection Account with respect to such Distribution Date will be treated as Excess Principal Collections and applied as provided in subsection 4.1(f).

                       (B) For each Distribution Date with respect to the Accumulation Period or any Early Amortization Period and thereafter, the remaining funds on deposit in the Collection
     Account with respect to such Distribution Date will be distributed in the following priority:

                                       (i)  an amount equal to Class A
            Monthly Principal for such Distribution Date, plus the amount of Excess Principal Collections allocated to the Series 1996-1 Certificates in accordance with Section 4.12, will be deposited into the Principal Funding Account; and

                                       (ii)  an amount equal to Class
            B Monthly Principal for such Distribution Date, plus the amount of Excess Principal Collections allocated to the Series 1996-1 Certificates in accordance with Section 4.12 (to the extent that such Excess Principal Collections remain after clause (i) above), will be distributed pursuant to subsection 4.9(a)(iv); and

                                       (iii)  an amount equal to the
            balance of any such remaining funds on deposit in the Collection Account will be treated as Excess Principal Collections and applied as provided in subsection 4.1(f);

     provided that with respect to the amounts distributable pursuant to clauses (i) and (ii) above, Excess Principal Collections shall be available to make such distributions only to the extent of the Excess Principal Collections allocated to the Series 1996-1 Certificates.

                  SECTION 4.9  Distributions to Certificateholders.
     (a) The Servicer shall make or shall cause the Trustee to make the following distributions at the following times and in the following priority from the Collection Account and the Principal Funding Account:

                  (i) on each Distribution Date, on each Special Payment Date and on the Expected Final Payment Date, the amount provided in subsection 4.8(a) shall be distributed by the Servicer or the Trustee to the Paying Agent for payment to the Class A Certificateholders;

                  (ii) on each Distribution Date, the amount provided in subsections 4.8(b) and 4.8(f) shall be distributed by the Servicer or the Trustee to the Paying Agent for payment to the Class B Certificateholders;

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                  (iii)  on each Special Payment Date and on the
            Expected Final Payment Date, all amounts on deposit in the Principal Funding Account, up to a maximum amount on any such date equal to the unpaid Class A Invested Amount on such date, shall be distributed by the Servicer or the Trustee to the Paying Agent for payment to the Class A Certificateholders and any funds remaining in the Principal Funding Account after the Class A Certificates have been paid in full shall be withdrawn by the Trustee from the Principal Funding Account and deposited in the Collection Account; and

                  (iv) on each Special Payment Date and on the Expected Final Payment Date on and after the Class A Certificates have been paid in full, all amounts on deposit in the Collection Account, up to a maximum amount on any such date equal to the unpaid Class B Invested Amount on such date, shall be distributed by the Servicer or the Trustee to the Paying Agent for payment to the Class B Certificateholders.

                       (b) The distributions to be made pursuant to this Section 4.9 and Section 4.8 are subject to the provisions of Sections 2.4(e), 9.2, 10.1, 12.1 and 12.2 of the Agreement and
     Section 4 of this Series Supplement.

                  SECTION 4.10 Investor Charge-Offs. (a) If, on any Distribution Date, the Floating Allocation Percentage of Yield Collections on deposit in the Collection Account remaining after the withdrawals and retentions required pursuant to subsections 4.8(a), (b), (c) and (d) is less than the Investor Default Amount for such Distribution Date, the Class B Invested Amount will be reduced by the amount by which such Investor Default Amount exceeds such remaining Yield Collections (a "Class B Investor Charge-Off").

                       (b)  In the event that any such reduction of
     the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). To the extent that on any subsequent Distribution Date there remains any Floating Allocation Percentage of Yield Collections on deposit in the Collection Account after giving effect to subsections 4.8(a), (b) and (c), the Servicer will apply such excess Yield Collections as provided in subsection 4.8(d) to reimburse the aggregate amount of Class A Investor Charge-Offs not previously reimbursed, up to the amount so available.

                       (c)  To the extent that on any subsequent
     Distribution Date there remains any Floating Allocation
     Percentage of Yield Collections on deposit in the Collection
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     Account after giving effect to subsections 4.8(a), (b), (c), (d),
     (e) and (f), the Servicer will apply such excess Yield
     Collections as provided in subsection 4.8(g) to reimburse the aggregate amount of Class B Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  SECTION 4.11  Servicer Permitted to Make Net
     Deposits. For so long as TRS is the Servicer and TRS is entitled to remit Collections to the Collection Account on a monthly basis, TRS may make remittances to the Collection Account net of amounts to be distributed to TRS or the Holder of the Transferor Certificate. Nonetheless, TRS as Servicer shall account for all of such remittances and distributions in the Monthly Servicer's Certificate as if all such amounts were deposited and/or distributed separately.

                  SECTION 4.12 Excess Principal Collections. Excess Principal Collections allocated to the Series 1996-1 Certificates for any Distribution Date pursuant to subsection 4.1(f)(a), and available for distribution to the Certificateholders pursuant to subsection 4.8(i)(B), shall mean an amount equal to the product of (x) Excess Principal Collections for all series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1996-1 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all series for such Distribution Date. For any Distribution Date with respect to the Revolving Period, Excess Principal Collections allocated to the Series 1996-1 Certificates shall be zero.

                  SECTION 4.13.  Accumulation Period Postponement.
     The Accumulation Period is scheduled to commence at the close of business on June 30, 2003; provided, however, that if the Accumulation Period Length (determined as described below) shall equal one on the Determination Date immediately preceding the April 2003 Distribution Date, then, upon notice to the Trustee, the Transferor, the Rating Agency and the Investment Provider, the Servicer, at its option, may elect to postpone the Accumulation Date to July 31, 2003, and the Accumulation Period shall commence at the close of business on July 31, 2003. On the Determination Date immediately preceding the April 2003 Distribution Date, the Servicer will determine the "Accumulation Period Length," which will be equal to one if:

     [(A) times (B)] + [(A) times (C)] + [(A) times (D)] is greater than (E), where,

     (A) = the product of (i) the lowest monthly payment rate on the Accounts for the previous 12 Due Periods and (ii) the Trust Principal Component on such Determination Date.

     (B) = a fraction, the numerator of which is equal to the sum of the Invested Amounts of all outstanding Series other than the Series 1996-1 Certificates (including all classes of all such outstanding Series) which are expected to be in their respective revolving periods during the Due Period preceding the Expected Final Payment Date and which provide for Principal Collections to be treated as Excess Principal Collections allocable to other Series, and the denominator of which is equal to the Trust Principal Component on such Determination Date.

     (C) = a fraction, the numerator of which is equal to the sum of the Class A Invested Amount and Class B Invested Amount, and the denominator of which is equal to the sum of the Invested Amounts of all outstanding Series including the Series 1996-1 Certificates (including all classes of such outstanding Series) which are expected to no longer be in their respective revolving periods during the Due Period preceding the Expected Final Payment Date.

     (D) = a fraction, the numerator of which is equal to the sum of the Class A Invested Amount and Class B Invested Amount, and the denominator of which is the Trust Principal
            Component on such Determination Date.

     (E) =  the Class A Invested Amount.

                            [END OF ARTICLE IV]

                  SECTION 10. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows:

                                ARTICLE V

                        DISTRIBUTIONS AND REPORTS TO
                            CERTIFICATEHOLDERS

                  SECTION 5.1  Distributions.  (a) On each
     Distribution Date, each Special Payment Date, the Expected Final Payment Date and the Termination Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section
     12.2 respecting a final distribution) such Class A Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Class A Certificateholder) of the amounts payable to the Class A Certificateholders pursuant to subsections 4.9(a)(i) and
     (iii).

                  (b) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section
     12.2 respecting a final distribution) such Class B Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Class B Certificateholder) of the amounts payable to the Class B Certificateholders pursuant to Section 4.9(a)(ii).

                  (c) On and after the date on which the Class A Certificateholders have been paid in full, on each Special Payment Date and the Termination Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section
     12.2 respecting a final distribution) such Class B Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Class B Certificateholder) of the amounts payable to the Class B Certificateholders pursuant to Section 4.9(a)(iv).

                  (d) Except as provided in Section 12.2 with respect to a final distribution, distributions to Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any such Certificate or the making of any notation thereon; provided, however, that with respect to such Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  SECTION 5.2 Statements to Certificateholders. On each Payment Date, the Paying Agent, on behalf of the Trustee, shall forward to each Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer setting forth certain information relating to the Trust and the Certificates.

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
                  On or before January 31 of each calendar year, beginning with calendar year 1997, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder of Series 1996-1, a statement prepared by the Servicer containing the information which is required to be contained in the statement to the Certificateholders, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                             [END OF ARTICLE V]

                  SECTION 11. Early Amortization Events. (a) If any one of the events specified in Section 9.1 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series 1996-1 Certificates:

                       (i) failure on the part of the Transferor or TRS (a) to make any payment or deposit on the date required under the Agreement, this Series Supplement or the Receivable Purchase Agreement, as applicable (or within the applicable grace period which will not exceed five Business Days), (b) duly to observe or perform in any material respect the covenant of the Transferor not to sell, pledge, assign or transfer to any person, or grant any unpermitted lien on, any Receivable, or (c) duly to observe or perform in any material respect any other covenants or agreements of the Transferor in the Agreement or, to the extent assigned to the Trust, in the Receivable Purchase Agreement, which in the case of subclause (c) hereof, continues unremedied for a period of 60 days after written notice to the Transferor or TRS, as applicable, and continues to affect materially and adversely the interests of the Certificateholders for such period; provided, however, that an Early Amortization Event described in clause (b) or (c) shall not be deemed to occur if the Transferor has accepted the transfer of the related Receivable during such period (or such longer period as the Trustee may specify not to exceed an additional 60 days) in accordance with the provisions of the Agreement;

                            (ii)  any representation or warranty made by
                 the Transferor in the Agreement or this Series Supplement or any representation or warranty made by TRS in the Receivable Purchase Agreement or any information required to be given by the Transferor or the Servicer to the Trustee to identify the Designated Accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice to the Transferor or the Servicer, as applicable, and as a result of which the interests of the Certificateholders are materially and adversely affected and which continues to materially and adversely affect the interests of the Certificateholders for such period; provided, however, that an Early Amortization Event described in this clause (ii) shall not be deemed to occur if the Transferor has accepted the transfer of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Trustee may specify not to exceed an additional 60 days) in accordance with the provisions of the Agreement;

                            (iii) there will have been three consecutive Distribution Dates on which the Class B Invested Amount is less than the Initial Class B Invested Amount;

                            (iv) any Servicer Default occurs which would have a material adverse effect on the Certificateholders;

                            (v) in the event the commercial paper rating or certificate of deposit rating of the Investment Provider, if any, by the applicable Rating Agency is below A-1+ or P-1, as the case may be, the failure by the Servicer either to obtain a Substitute Guaranteed Rate Agreement, to pledge securities in accordance with the terms hereof or to establish another arrangement satisfactory to the applicable Rating Agency by the later of (a) the date which is 60 days prior to the beginning of the Accumulation Period and (b) the day which is 60 days after any decline below A-1+ or P-1;

                            (vi) the failure by the Investment Provider, if any, to make any payment required by the terms of the Guaranteed Rate Agreement or a Substitute Guaranteed Rate Agreement, as the case may be, on or before the date occurring five Business Days after such payment is due; or

                            (vii) on any Determination Date, the Class B Invested Amount as of the last day of the prior Due Period is less than 2% of the Class A Invested Amount as of the last day of the prior Due Period;

                       then, in the case of any event described in clause
          (i), (ii) or (iv), an Early Amortization Event will be deemed to have occurred with respect to the Series 1996-1 Certificates only if, after any applicable grace period described in the clauses, either the Trustee or certificateholders of such Series evidencing undivided interests aggregating more than 50% of the invested amount of such Series, by written notice to the Transferor and the Servicer (and to the Trustee, if given by such certificateholders) declare that an Early Amortization Event has occurred as of the date of such notice; and

                       then, in the case of any event described in Section
          9.1 of the Agreement, an Early Amortization Event with respect to all Series, and in the case of any event described in clause
          (iii), (v), (vi) or (vii), an Early Amortization Event with respect to only the Series 1996-1 Certificates, will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders or all certificateholders, as appropriate, immediately upon the occurrence of such event.

                       (b) In the case of any event described in the first sentence of Section 9.1(a) of the Agreement, if after 90 days from the Publication Date, the Trustee shall not have received written instructions of (i) Certificateholders representing Undivided Interests aggregating in excess of 50% of each of the Class A Invested Amount and the Class B Invested Amount (other than any holder who is the subject of the bankruptcy or insolvency which resulted in an Early Amortization Event) and
          (ii) holders representing Undivided Interests aggregating in excess of 50% of the Transferor Interest (other than any holder who is the subject of the bankruptcy or insolvency which resulted in an Early Amortization Event), to the effect that the Trustee shall not instruct the Servicer to sell, dispose of, or otherwise liquidate the Receivables and to instruct the Servicer to reconstitute the Trust upon the same terms and conditions as set forth in the Agreement, the Trustee shall instruct the Servicer to proceed to sell, dispose of or otherwise liquidate the Receivables as provided in the third sentence of Section 9.1(a) of the Agreement.

                       SECTION 12.  Global Offering of Class A
          Certificates. The Class A Certificates may be held by Investor Certificateholders through The Depository Trust Company in the United States or Cedel S.A. ("Cedel") or the Euroclear System in Europe. Application will be made by the Transferor to list the Class A Certificates on the Luxembourg Stock Exchange.

                       In addition to the Paying Agent listed in Section 6.6, with respect to the Class A Certificates the following co-Paying Agents are also appointed: Kredietbank S.A. Luxembourgeoise, 43 Boulevard Royal, Luxembourg City, Luxembourg ("Kredietbank") and The Bank of New York (London), 46 Berkeley Street, London, WIX-6AA, England. Kredietbank shall also serve as co-Transfer Agent and co-Registrar, so long as the Class A Certificates are outstanding. Kredietbank shall also serve as listing agent for the Class A Certificates on the Luxembourg Stock Exchange (the "Listing Agent").

                       The Trustee will publish or will cause to be published (at the expense of the Servicer) following each Distribution Date in a daily newspaper in Luxembourg (which initially shall be the Luxemburger Wort) a notice to the effect that the information required to be sent to Investor Certificateholders pursuant to Section 5.2 hereof will be available for review at the main office of Kredietbank in Luxembourg City, Luxembourg.

                       Notices to Class A Certificateholders pursuant to the Agreement will be given by publication in a daily newspaper in Luxembourg (which initially shall be the Luxemburger Wort). In the event that Definitive Certificates are issued, notices to Class A Certificateholders will also be given by mail to the addresses of such holders as they appear in the Certificate Register.

                       SECTION 13. Series Specific Transferor Covenants. The Transferor hereby covenants and agrees, for so long as the Series 1996-1 Certificates remain outstanding and Moody's or Standard & Poor's shall be a "Rating Agency," as follows:

                       (a) the Transferor shall not assume or guarantee the liabilities of any other entity;

                       (b) the Transferor shall observe all corporate formalities in connection with all dealings between itself and its affiliates;

                       (c) the Transferor shall pay its own liabilities and expenses with its own funds, and not those of its parent; and

                       (d) the Transferor shall only cause certificates to be issued by other trusts which may be formed by it and shall only issue indebtedness secured or collateralized by accounts receivable if Moody's and Standard & Poor's shall have confirmed in writing that any such issuance will not result in a downgrade or withdrawal of Moody's or Standard & Poor's rating on any outstanding certificates issued by trusts formed by the Transferor or outstanding indebtedness of the Transferor secured or collateralized by accounts receivable.

                       (e) The Transferor shall, for as long as the Class A Certificates are listed on the Luxembourg Stock Exchange, cause each Monthly Servicer's Certificate to be filed with the Luxembourg Stock Exchange, for so long as required by the Luxembourg Stock Exchange.

                       SECTION 14. Remittance Processing Procedures. (a) In the event that the short term credit rating of TRS is reduced below A-1 by Standard & Poor's, the Trustee shall, at the close of business on the fifth Business Day following notification to the Trustee of such downgrade, complete and deliver the Lock Box

          Notices to the Remittance Banks; provided, however, that in the event that within such five Business Day period (or such longer period as Standard & Poor's shall notify the Trustee is the period within which the following arrangements may be put into place without such downgrade causing Standard & Poor's to downgrade or withdraw its rating of the Class A Certificates, in which case the Trustee shall not deliver the Lock Box Notices until the expiration of such period), there shall have been delivered to the Trustee for the benefit of Investor Certificateholders either

                       (i) (a) a letter of credit, surety bond or other
                 similar instrument acceptable to Standard & Poor's providing that an amount equal to 4% of the initial Invested Amount is available thereunder to the Trustee in the event that TRS as Servicer fails to deposit funds into the Collection Account as required under the Agreement, and (b) opinions of counsel acceptable to Standard & Poor's substantially to the effect that such letter of credit, surety bond or other instrument is a legal, valid and binding obligation of the issuer thereof and that any funds obtained by the Trustee thereunder would not constitute an avoidable transfer of TRS under Section 547 of the Bankruptcy Code; or

                       (ii) (a) cash in the amount of 4% of the initial
                 Invested Amount (the "Deposit"), which funds will be deposited into a segregated trust account held in the name of the Trustee for the benefit of Investor Certificateholders and shall be available to the Trustee in the event that TRS as Servicer fails to deposit funds into the Collection Account as required under the Agreement, (b) opinions of counsel acceptable to Standard & Poor's substantially to the effect that such funds would not be considered property of the TRS' bankruptcy estate, that the deposit of such funds with the Trustee would not constitute an avoidable transfer of TRS under Section 547 of the Bankruptcy Code and that Section 362(a) of the Bankruptcy Code would not apply to stay the withdrawal by the Trustee of such funds from such account, and (c) an opinion of counsel substantially in the form of Exhibit L to the Agreement; or

                       (iii) written confirmation from Standard & Poor's that other arrangements satisfactory to Standard & Poor's have been put into place,

          then the Trustee shall not complete or deliver the Lock Box Notices to the Remittance Banks and the Lock Box Letters shall be cancelled and of no force and effect and shall be returned by the Trustee to TRS. In the event that the Lock Box Notices shall have been delivered by the Trustee, such Lock Box Notices shall be cancelled by the Trustee and of no further force and effect from and after such time as TRS shall have put other arrangements into place and delivered to the Trustee written confirmation from Standard & Poor's of the ratings of the Class A Certificates.

                       (b) The Trustee agrees that, in the event that the Trustee is required to deliver the Lock Box Notices pursuant to subsection 14(a) above to the Remittance Banks, the Trustee shall provide in such notices that TRS shall continue to have the right, on behalf of the Trustee, to instruct the Remittance Banks as to transfers and withdrawals to be made from the accounts subject to the Lock Box Letters. The Trustee may only revoke this right of TRS, as Servicer, in connection with the termination and replacement of TRS as Servicer hereunder. There shall be remitted to TRS daily all funds on deposit in each account subject to the Lock Box Letters which are identified by the Servicer as not being payments made by Obligors in respect of Accounts. As provided in Section 4.1(d) of the Agreement, the Servicer shall continue to allocate to the Holder of the Exchangeable Transferor Certificate the amounts allocable to such Holder pursuant to such Section 4.1(d) or pursuant to any Supplement and such amounts shall not be deposited into the Collection Account but shall be paid as collected to the Holder of the Exchangeable Transferor Certificate. Payments by Obligors in respect of Accounts to be distributed to Certificateholders shall be remitted directly from accounts subject to the Lock Box Letters to the Collection Account, subject, however, to distribution on a daily basis to the Transferor as provided in and pursuant to Section 4.1(g) of the Agreement.

                       SECTION 15. Ratification of Master Pooling and Servicing Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

                       SECTION 16. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                       SECTION 17. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                       IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1996-1 Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      AMERICAN EXPRESS RECEIVABLES
                                         FINANCING CORPORATION, as Transferor

                                      By
                                      Name:
                                      Title:

                                      AMERICAN EXPRESS TRAVEL RELATED SERVICES
                                         COMPANY, INC., as Servicer

                                      By
                                      Name:
                                      Title:

                                      THE BANK OF NEW YORK,
                                      as Trustee and Paying Agent

                                      By
                                      Name:
                                      Title:

                                                   EXHIBIT A TO THE
                                                   SERIES 1996-1 SUPPLEMENT

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          No. R-_                                       $___________

          Registered                                    CUSIP No. _________

                            AMERICAN EXPRESS MASTER TRUST
                      CLASS A FLOATING RATE ACCOUNTS RECEIVABLE
                          TRUST CERTIFICATE, SERIES 1996-1

                    Each $1,000 minimum denomination represents a 1/950,000th interest in the Series 1996-1 Class A
          Certificateholders' undivided interest in the American Express Master Trust

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated or to be generated in a portfolio of designated American Express Card, American Express Gold Card and Platinum Card Accounts.

                    (Not an interest in or recourse obligation of American Express Receivables Financing Corporation, American Express Credit Corporation, American Express Travel Related Services Company, Inc. ("TRS"), American Express Company or any of their affiliates)

                    This certifies that CEDE & CO. (the
          "Certificateholder") is the registered owner of an Undivided Interest in the American Express Master Trust (the "Trust") issued pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and among American Express Receivables Financing Corporation, as Transferor (the "Transferor"), TRS, as Servicer (in such capacity, the Servicer"), and The Bank of New York, as Trustee (the "Trustee"), and the Series 1996-1 Supplement, dated as of September 18, 1996, among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables now existing and hereafter created (the "Receivables"), arising under certain charge card accounts owned by TRS identified in the Pooling and Servicing Agreement from time to time (collectively, the "Accounts"), all monies due or to become due with respect thereto (including Recoveries) on and after the Cut Off Date, all proceeds of such Receivables, all right, title and interest of the Transferor in, to and under the Receivable Purchase Agreement, all monies as are from time to time deposited in the Collection Account and any other account or accounts maintained for the benefit of the Certificateholders and all monies as are from time to time available under any Enhancement for any Series for payment to Certificateholders. The holder of this Certificate is not entitled to the benefit of any Enhancement for any other Series which may be a part of the Trust's assets. The Receivables arise generally from the purchase of merchandise and services, annual membership fees and other administrative fees billed to obligors, as more fully specified in the Pooling and Servicing Agreement.

                    A portion of the Collections on the Receivables received in any Due Period equal to the product of the aggregate amount of such Collections and the Yield Factor will be treated as Yield Collections. The remainder of such Collections will be treated as Principal Collections. Recoveries will not be considered Collections but will be used as an offset to Defaulted Receivables. The Yield Factor will initially be equal to 3.0%, and, subject to certain limitations, may be changed from time to time by the Transferor.

                    Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement, as amended and as supplemented by the Series 1996-1 Supplement, for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series 1996-1 Supplement may be requested from the Trustee by writing to the Trustee at The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Division. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement as supplemented by the Series 1996-1 Supplement. This Certificate is one of a series of Certificates entitled "American Express Master Trust Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be paid to the holder of a Class A Certificate, and is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                    The Transferor has structured the Pooling and Servicing Agreement and the Investor Certificates with the intention that the Investor Certificates (other than those held by the Transferor) will qualify under applicable tax law as indebtedness and the Transferor and each Investor Certificateholder (or Certificate Owner) by acceptance of its Class A Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein) or participation herein, agrees to treat the Investor Certificates (other than those held by the Transferor) (and any beneficial interest therein) for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

                    The aggregate interest in the Trust represented by the Series 1996-1 Investor Certificates at any time shall not exceed an amount equal to the Invested Amount at such time.
          The initial Invested Amount is $1,027,027,027. The aggregate interest in the Trust represented by the Class A Certificates at any time shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $950,000,000. The Class A Invested Amount on any date of determination will be an amount equal to (a) the Class A Initial Invested Amount minus (b) the amount of payments of principal paid to the Class A Certificateholders prior to such date of determination, minus (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates and, if the date of determination is a Distribution Date, the current Distribution Date, plus (d) the aggregate amount of Yield Collections and certain other amounts applied on all prior Distribution Dates for reimbursing amounts deducted pursuant to the foregoing clause (c) and, if the date of determination is a Distribution Date, the aggregate amount of Yield Collections and certain other amounts applied for such Distribution Date for reimbursing amounts deducted pursuant to the foregoing clause (c). In addition to the Investor Certificates, an Exchangeable Transferor Certificate has been issued to the Transferor pursuant to the Pooling and Servicing Agreement which will represent an Undivided Interest in the Trust. The Exchangeable Transferor Certificate will represent the interest in the Receivables not represented by the Investor Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for one or more Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

                    Interest will accrue on the unpaid principal amount of the Class A Certificates at a per annum rate of 0.15% per annum above LIBOR (as determined on the related LIBOR Determination Date) (such rate as in effect from time to time, the "Class A Certificate Rate") and, except as otherwise provided herein, will be distributed to Certificateholders on the fifteenth day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) (each, a "Distribution Date") and on the Expected Final Payment Date, commencing November 15, 1996. If (a) an Early Amortization Event occurs or (b) the final principal payment on the Class A Certificates is not made on the Expected Final Payment Date, then thereafter interest will be distributed to the Class A Certificateholders monthly on each Special Payment Date. Interest for any Distribution Date will include accrued interest in an amount equal to the product of (i) the Class A Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360, and (iii) the outstanding principal balance of the Class A Certificates as of the related Record Date (or, in the case of the first Distribution Date, as of the Closing Date). Interest for any Distribution Date or Special Payment Date due but not paid on any Distribution Date or Special Payment Date will be due on the next succeeding Distribution Date or Special Payment Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class A Certificate Rate plus 2% per annum.

                    No principal will be payable to the Class A
          Certificateholders until the Expected Final Payment Date or, upon the occurrence of an Early Amortization Event as described in the Pooling and Servicing Agreement, on the first Special Payment Date. No principal will be payable to the Class B Certificateholders until all principal payments have been made to the Class A Certificateholders. For each Due Period during the period beginning on September 1, 1996 and ending on the day prior to the day on which the Accumulation Period or the Early Amortization Period commences (the "Revolving Period"), all Principal Collections allocable to the Investor Interest will be treated as Excess Principal Collections. The Servicer will allocate Excess Principal Collections as provided in the Pooling and Servicing Agreement which may include any principal distributions to Investor Certificateholders and deposits to principal funding accounts for any Series which are either scheduled or permitted and which have not been covered out of the Principal Collections allocable to such other Series.

                    The Servicer shall deposit Collections into the Collection Account in the amounts and at the time required by the Pooling and Servicing Agreement. The Servicer shall apply or shall cause the Trustee to apply the funds on deposit in the Collection Account with respect to each Distribution Date as provided in the Pooling and Servicing Agreement.

                    TRS, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to the sum of, with respect to all Series, one-twelfth of the product of the applicable Servicing Fee Percentages with respect to each Series and the sum of an allocable portion of the Transferor Interest and the aggregate Invested Amount with respect to each Series with respect to the related Due Period. The portion of the servicing fee for each Due Period allocable to the Certificateholders' Interest shall be equal to one-twelfth of the product of (A) 2.0% (the Servicing Fee Percentage for the Series 1996-1 Investor Certificates) and (B) the amount of the Class A Adjusted Invested Amount and the Class B Invested Amount, on the last day of the second preceding Due Period or, in the case of the first Distribution Date, the initial principal amount of the Class A Certificates and the Class B Certificates.

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
                    Payments to Class A Certificateholders will be made from the Collection Account and the Principal Funding Account. In addition to the amounts deposited in the Collection Account and Principal Funding Account as provided in the Pooling and Servicing Agreement, the following amounts will be deposited in the Collection Account and Principal Funding Account, as applicable: (i) investment income, if any, to the extent of the Class A Certificate Rate, earned from investments made pursuant to the Guaranteed Rate Agreement will be withdrawn from the Principal Funding Account and deposited into the Collection Account on each Distribution Date with respect to the Accumulation Period to be applied to the payment of Class A Monthly Interest, unless commencement of the Accumulation Period is postponed as provided in Section 4.13 of the Series 1996-1 Supplement, and (ii) the proceeds of any optional repurchase of the Class A Certificates by the Transferor will be deposited in the Collection Account and the Principal Funding Account, as applicable, on the Distribution Date on which such purchase occurs.

                    With respect to the Class A Certificates, the Servicer shall instruct the Trustee or the Paying Agent to make the following distributions at the following times and in the following priority from the Collection Account and the Principal Funding Account:

                         (a) on each Distribution Date, on each Special Payment Date and on the Expected Final Payment Date, Class A Monthly Interest and unpaid Class A Monthly Interest, plus additional interest thereon, to the extent available from the Floating Allocation Percentage of Yield Collections, shall be distributed to the Class A Certificateholders; and

                         (b)  on each Special Payment Date and on the
               Expected Final Payment Date, all amounts on deposit in the Principal Funding Account, up to a maximum amount on any such date equal to the unpaid Class A Invested Amount on such date, shall be distributed to the Class A Certificateholders.

                    If Yield Collections allocable to the
          Certificateholders' Interest for any Due Period are insufficient to pay the Investor Default Amount for such Due Period in accordance with the priorities set forth in the Pooling and Servicing Agreement, then the Class B Invested Amount will be reduced by an amount equal to such insufficiency. If the Class B Invested Amount is reduced to zero, any further insufficiency will reduce the Class A Invested Amount, but not in excess of the Investor Default Amount for such Due Period, and the Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust.

                    The amount in respect of interest payments to be paid on each Distribution Date, Special Payment Date or Expected Final Payment Date to the holder of this Certificate will be equal to the product of the aggregate Undivided Interest evidenced by this Certificate and the aggregate of all payments of interest to be made to the Class A Certificateholders on such date. The amount in respect of principal payments on each Special Payment Date or Expected Final Payment Date with respect to the holder of this Certificate will be equal to the product of the aggregate Undivided Interest evidenced by this Certificate and the aggregate of all payments of principal to be made to Class A Certificateholders on such date. Distributions with respect to this Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Certificate) without the presentation or surrender of this Certificate or the making of any notation thereon, except that with respect to Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of wire transfer of immediately available funds.

                    THIS CERTIFICATE DOES NOT REPRESENT A RECOURSE OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, THE SERVICER OR ANY OF THEIR AFFILIATES AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY. THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

                    Pursuant to the Pooling and Servicing Agreement, the Transferor has the right (subject to certain limitations and conditions), and in some circumstances is obligated, to designate additional eligible accounts to be included as Accounts (the "Additional Accounts") and to convey to the Trust all of the Receivables in the Additional Accounts, whether such Receivables are then existing or thereafter created.

                    The Transferor may, and in some circumstances is obligated to, designate (subject to the terms and conditions of the Pooling and Servicing Agreement), Accounts for deletion and removal from the Accounts previously designated as Accounts.

                    The Pooling and Servicing Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Pooling and Servicing Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, to add to or change any of the provisions of the Pooling and Servicing Agreement to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under the Agreement or otherwise.

                    The Pooling and Servicing Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Holders of Investor Certificates; provided that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series (or 100% of the class of Certificateholders so affected have consented), (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner and (iii) the Rating Agencies shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates; provided, further, that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

                    The Pooling and Servicing Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall
          (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of each related Investor Certificateholder; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each related Investor Certificateholder.

                    The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

                    As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates evidencing like aggregate Undivided Interests, as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Trustee or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                    The Transferor, Servicer, the Trustee, the Paying Agent, and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Trustee, the Paying Agent, and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                    At the option of the Transferor, but subject to certain conditions set forth in the Pooling and Servicing Agreement, the aggregate principal amount of the Class A Certificates is subject to retransfer to the Transferor on any Distribution Date on or after which the Invested Amount is less than or equal to $102,702,703 (10% of the Class A Initial Invested Amount and the Class B Initial Invested Amount). The retransfer price will be equal to the applicable Invested Amount plus accrued and unpaid interest on the Class A Certificates and the Class B Certificates through the day preceding the Distribution Date on which the retransfer occurs.

                    Subject to certain conditions in the Pooling and Servicing Agreement, if the Invested Amount of the Series 1996-1 Certificates is greater than zero on August 16, 2004 (the "Series 1996-1 Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables up to 110% of the applicable Invested Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1996-1 Certificates, and apply the proceeds of such sale as provided in the Pooling and Servicing Agreement.

                    Following the termination of the Trust pursuant to
          Section 12.1 of the Pooling and Servicing Agreement and the surrender of this Certificate, the Trustee shall assign and convey to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds thereof, except for amounts held by the Paying Agent. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trustee had in the applicable Receivables.

                    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                    IN WITNESS WHEREOF, American Express Receivables Financing Corporation has caused this American Express Master Trust Class A Floating Rate Accounts Receivable Trust
          Certificate, Series 1996-1 to be duly executed under its official seal.



                                      AMERICAN EXPRESS RECEIVABLES
                                         FINANCING CORPORATION

                                      By: _________________________
                                            Authorized Signatory

          [SEAL]






                      TRUSTEE'S CERTIFICATE OF AUTHENTICATION
                    This is one of the Series 1996-1 Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

          Dated:  September 18, 1996    THE BANK OF NEW YORK
                                            as Trustee

                                        By: ________________________
                                              Authorized Signatory

                                                              EXHIBIT B to
                                              the Series 1996-1 Supplement

                    THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER
               THE SECURITIES ACT OF 1933, AS AMENDED (THE
               "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS,
               (C) TO THE TRANSFEROR, (D) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (E) PURSUANT TO REGULATION S UNDER THE SECURITIES ACT. NEITHER THE ISSUER NOR THE TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

               NO RESALE OR TRANSFER OR PLEDGE OF THIS CERTIFICATE MAY BE MADE EXCEPT WITH THE EXPRESS CONSENT OF AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION. THIS CERTIFICATE DETAILS OTHER CONDITIONS TO THE TRANSFER THEREOF.

          No. R-1                                           $__________

          Registered                                        CUSIP No._______

                         AMERICAN EXPRESS MASTER TRUST
                       7.30% CLASS B ACCOUNTS RECEIVABLE
                        TRUST CERTIFICATE, SERIES 1996-1

                    Each $1,000 minimum denomination represents a 1/77,027.027th interest in the Series 1996-1 Class B
          Certificateholders' undivided interest in the American Express Master Trust

          Evidencing an Undivided Interest in a trust, the corpus of which consists of receivables generated or to be generated in a portfolio of designated American Express Card, American
          Express  Gold Card and Platinum Card  Accounts.

                    (Not an interest in or recourse obligation of American Express Receivables Financing Corporation, American Express Travel Related Services Company, Inc. ("TRS"), American Express Credit Corporation, American Express Company or any of their affiliates)

                    This certifies that American Express Receivables Financing Corporation (the "Certificateholder") is the registered owner of an Undivided Interest in the American Express Master Trust (the "Trust") issued pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and among American Express Receivables Financing Corporation, as Transferor (the "Transferor"), TRS, as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), and the Series 1996-1 Supplement, dated as of September 18, 1996, among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables now existing and hereafter created (the "Receivables") arising under certain charge card accounts owned by TRS identified in the Pooling and Servicing Agreement from time to time (collectively, the "Accounts"), all monies due or to become due with respect thereto (including Recoveries) on and after the Cut Off Date, all proceeds of such Receivables, all right, title and interest of the Transferor in, to and under the Receivable Purchase Agreement, all monies as are from time to time deposited in the Collection Account and any other account or accounts maintained for the benefit of the Certificateholders and all monies as are from time to time available under any Enhancement for any Series for payment to Certificateholders. The holder of this Certificate is not entitled to the benefit of any Enhancement for any other Series which may be a part of the Trust's assets. The Receivables arise generally from the purchase of merchandise and services, annual membership fees and certain other administrative fees billed to Obligors, as more fully specified in the Pooling and Servicing Agreement.

                    A portion of the Collections on the Receivables received in any Due Period equal to the product of the aggregate amount of such Collections and the Yield Factor will be treated as Yield Collections. The remainder of such Collections will be treated as Principal Collections. Recoveries will not be considered Collections but will be used as an offset to Defaulted Receivables. The Yield Factor will initially be equal to 3.0%, and, subject to certain limitations, may be changed from time to time by the Transferor.

                    Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement, as amended and as supplemented by the Series 1996-1 Supplement, for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series 1996-1 Supplement may be requested from the Trustee by writing to the Trustee at The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Division. To the extent not defined herein, capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement, as supplemented by the Series 1996-1 Supplement. This Certificate is one of a series of Certificates entitled "American Express Master Trust 7.30% Class B Accounts Receivable Trust Certificates, Series 1996-1" (the "Certificates"), each of which represents a fractional undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be paid to the holder of a Class B Certificate, and is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. THE CLASS B CERTIFICATES REPRESENT SUBORDINATED INTERESTS IN THE TRUST.

                    The Transferor has structured the Pooling and Servicing Agreement and the Investor Certificates with the intention that the Investor Certificates (other than those held by the Transferor) will qualify under applicable tax law as indebtedness and the Transferor and each Investor Certificateholder by acceptance of its Certificate or participation herein, agrees to treat the Investor Certificates (other than those held by the Transferor) (and any beneficial interest therein) for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                    The aggregate interest in the Trust represented by the Series 1996-1 Investor Certificates at any time shall not exceed an amount equal to the Invested Amount at such time. The initial Invested Amount is $1,027,027,027. The aggregate interest represented by the Class B Certificates at any time in the Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $77,027,027. The Class B Invested Amount on any date of determination will be an amount equal to (a) the Class B Initial Invested Amount minus (b) the amount of payments of principal paid to the Class B Certificateholders prior to such date of determination, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates and, if the date of determination is a Distribution Date, the current Distribution Date, plus (d) the aggregate amount of Yield Collections and certain other amounts applied on all prior Distribution Dates for reimbursing amounts deducted pursuant to the foregoing clause (c) and, if the date of determination is a Distribution Date, the aggregate amount of Yield Collections and certain other amounts applied for such Distribution Date for reimbursing amounts deducted pursuant to the foregoing clause
          (c). If Yield Collections allocable to the Certificateholders Interest for any Due Period are insufficient to pay the Investor Default Amount for such Due Period in accordance with the priorities set forth in the Pooling and Servicing Agreement listed below, then the Class B Invested Amount will be reduced by an amount equal to such insufficiency. The Class B Invested Amount may be reinstated under certain circumstances described in the Pooling and Servicing Agreement. In addition to the Investor Certificates, an Exchangeable Transferor Certificate has been issued to the Transferor pursuant to the Pooling and Servicing Agreement which will represent an Undivided Interest in the Trust. The Exchangeable Transferor Certificate will represent the interest in the Trust not represented by the Investor Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for one or more Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

                    Interest will accrue on the unpaid principal amount of the Class B Certificates at a per annum rate equal to 7.30% per annum (the "Class B Certificate Rate") and, except as otherwise provided herein, will be distributed to Certificateholders on the fifteenth day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) (each, a ("Distribution Date"), commencing November 15, 1996. Any accrued interest at the Class B Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date shall be paid in accordance with the priorities set forth below. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Certificate Rate plus 2% per annum. Interest will be calculated on the basis of a 360-day year comprised of twelve 30-day months. The right of the Class B Certificateholders to receive interest payments on the Class B Certificates each month, including interest due but not paid on a prior Distribution Date or Special Payment Date, will be subordinated under all circumstances to the right of the Class A Certificateholders to receive monthly allocations of interest with respect to the Class A Certificates.

                    No principal will be payable to the Class B
          Certificateholders until all principal payments have been made to the Class A Certificateholders. For each Due Period during the period beginning on September 1, 1996 and ending on the day prior to the day on which the Accumulation Period or Early Amortization Period commences (the "Revolving Period"), all Principal Collections allocable to the Investor Interest will be treated as Excess Principal Collections. The Servicer will allocate Excess Principal Collections as provided in the Pooling and Servicing Agreement which may include any principal distributions to Investor Certificateholders and deposits to principal funding accounts for any Series which are either scheduled or permitted and which have not been covered out of Principal Collections allocable to such other Series.

                    The Servicer shall deposit Collections into the Collection Account in the amounts and at the times required by the Pooling and Servicing Agreement. The Servicer shall apply or shall cause the Trustee to apply the funds on deposit in the Collection Account with respect to each Distribution Date as provided in the Pooling and Servicing Agreement.

                    TRS, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to the sum of, with respect to all Series, one-twelfth of the product of the applicable Servicing Fee Percentages with respect to each Series and the sum of an allocable portion of the Transferor Interest and the applicable Invested Amount with respect to each Series with respect to the related Due Period. The portion of the servicing fee for each Due Period allocable to the Certificateholders' Interest shall be equal to one-twelfth of the product of (A) 2.0% (the Servicing Fee Percentage for the Series 1996-1 Investor Certificates) and (B) the amount of the Class A Invested Amount and the Class B Invested Amount, on the last day of the second preceding Due Period or, in the case of the first Distribution Date, the initial principal amount of the Class A Certificates and the Class B Certificates.

                    Payments to Class B Certificateholders will be made from the Collection Account and the Principal Funding Account. The proceeds of any optional repurchase of the Class B Certificates by the Transferor will be deposited into the Collection Account and the Principal Funding Account, as applicable, on the Distribution Date on which such purchase occurs. The Servicer shall instruct the Trustee or the Paying Agent to make the following distributions at the following times and in the following priority from the Collection Account and the Principal Funding Account:

                              (a)  on each Distribution Date, on each
               Special Payment Date and on the Expected Final Payment Date, Class A Monthly Interest and unpaid Class A Monthly Interest, plus additional interest thereon, to the extent available from the Floating Allocation Percentage of Yield Collections, shall be distributed to the Class A Certificateholders;

                              (b)  on each Distribution Date, Class B
               Monthly Interest and unpaid Class B Monthly Interest, plus additional interest thereon, to the extent available from the Floating Allocation Percentage of Yield Collections, shall be distributed to the Class B Certificateholders;

                              (c)  on each Special Payment Date and on the
               Expected Final Payment Date, all amounts on deposit in the Principal Funding Account, up to a maximum amount on any such date equal to the unpaid Class A Invested Amount on such date, shall be distributed to the Class A Certificateholders and any funds remaining in the Principal Funding Account after the Class A Certificates have been paid in full shall be deposited in the Collection Account; and

                              (d) on the Expected Final Payment Date and
               each Special Payment Date on and after which the Class A Certificates have been paid in full, all amounts on deposit in the Collection Account, up to a maximum amount on any such date equal to the unpaid Class B Invested Amount on such date, shall be distributed to the Class B Certificateholders.

                    The amount in respect of interest to be distributed on each Distribution Date to the holder of this Certificate will be equal to the product of the aggregate Undivided Interest evidenced by this Certificate and the aggregate of all payments to be made to the Class B Certificateholders on such Distribution Date. The amount in respect of principal to be distributed on each Special Payment Date or Expected Final Payment Date with respect to the holder of this Certificate will be equal to the product of the aggregate Undivided Interest evidenced by this Certificate and the aggregate of all payments of principal to be made to the Class B Certificateholders on such date. Distributions with respect to this Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Certificate) without the presentation or surrender of this Certificate or the making of any notation thereon.

                    THIS CERTIFICATE DOES NOT REPRESENT A RECOURSE OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, THE SERVICER OR ANY OF THEIR AFFILIATES AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY. THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

                    Pursuant to the Pooling and Servicing Agreement, the Transferor has the right (subject to certain limitations and conditions), and in some circumstances is obligated, to designate additional eligible accounts to be included as Accounts (the "Additional Accounts") and to convey to the Trust all of the Receivables in the Additional Accounts, whether such Receivables are then existing or thereafter created.

                    The Transferor may, and in some circumstances is obligated to, designate (subject to the terms and conditions of the Pooling and Servicing Agreement) Accounts for deletion and removal from the Accounts previously designated as Accounts.

                    The Pooling and Servicing Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Pooling and Servicing Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, to add to or change any of the provisions of the Pooling and Servicing Agreement to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under the Agreement or otherwise.

                    The Pooling and Servicing Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Holders of Investor Certificates; provided that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series (or 100% of Certificateholders so affected have consented), (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner and (iii) the Rating Agencies shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates; provided, further, that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

                    The Pooling and Servicing Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of each related Investor Certificateholder; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each related Investor Certificateholder.

                    Each purchaser of a Class B Certificate from the Transferor shall represent and warrant to the Transferor that it is acquiring such Class B Certificate without a view to any distribution or resale or other transfer thereof except, with respect to any Certificate or any interest or participation thereof, as contemplated in the next succeeding sentence. The purchaser of this Class B Certificate will not resell or otherwise transfer any of the Class B Certificates except (A) in accordance with Section 6.3 of the Pooling and Servicing Agreement and (B)(i) pursuant to an effective registration statement under the Securities Act; (ii) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws; (iii) to the Transferor; (iv) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning of Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A; or (v) pursuant to Regulation S under the Securities Act.

                    As a condition to the initial transfer or any pledge of this Certificate to any entity other than a corporation that is a member of the consolidated tax group of which RFC is a member, the holder hereof shall be required to deliver to the Trustee an Opinion of Counsel to the effect that this Certificate, upon transfer, will be characterized as debt or an interest in a partnership for federal income tax purposes.
          Prior to the transfer of this Certificate to any Affiliate of the Transferor, the Servicer shall provide to the Trustee written confirmation from each Rating Agency that such transfer will not result in the downgrade or withdrawal of any rating on the Class A Certificates. Prior to any such transfer of this Certificate, the Transferor shall certify to the Trustee in writing whether the proposed transferee of this Certificate is an Affiliate of the Transferor and the Trustee shall be entitled to rely conclusively on such certificate.

                    The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

                    As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Certificateholder surrendering such Class B Certificates.
          No service charge may be imposed for any such exchange but the Trustee or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                    The Transferor, Servicer, the Trustee, the Paying Agent, and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Trustee, the Paying Agent, and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                    At the option of the Transferor, but subject to certain conditions set forth in the Pooling and Servicing Agreement, the aggregate principal amount of the Class A and Class B Certificates is subject to retransfer to the Transferor on any Distribution Date on or after which the Invested Amount is less than or equal to $102,702,703 (10% of the Class A Initial Invested Amount and the Class B Initial Invested Amount). The retransfer price will be equal to the applicable Invested Amount plus accrued and unpaid interest on the Class A Certificates and the Class B Certificates through the day preceding the Distribution Date on which the retransfer occurs.

                    Subject to certain conditions in the Pooling and Servicing Agreement, if the Invested Amount of the Series 1996-1 Certificates is greater than zero on August 16, 2004 (the "Series 1996-1 Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables up to 110% of the applicable Invested Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1996-1 Investor Certificates, and apply the proceeds of such sale as provided in the Pooling and Servicing Agreement.

                    Following the termination of the Trust pursuant to
          Section 12.1 of the Pooling and Servicing Agreement and the surrender of this Certificate, the Trustee shall assign and convey to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds thereof, except for amounts held by the Paying Agent. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trustee had in the applicable Receivables.

                    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

                    IN WITNESS WHEREOF, American Express Receivables Financing Corporation has caused this American Express Master Trust 7.30% Class B Accounts Receivable Trust Certificate, Series 1996-1 to be duly executed under its official seal.

                                      AMERICAN EXPRESS RECEIVABLES
                                         FINANCING CORPORATION

                                      By: _________________________
                                          Authorized Signatory

          [SEAL]






                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION
                    This is one of the Series 1996-1 Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

          Dated:  September 18, 1996

                                       THE BANK OF NEW YORK
                                         as Trustee

                                      By: _________________________
                                          Authorized Signatory

                                                        Exhibit C-1 to The
                                                  Series 1996-1 Supplement

                               Payment Date Statement
               American Express Travel Related Services Company, Inc.
                            -----------------------------
                            American Express Master Trust
                            -----------------------------

            Class A Floating Rate Accounts Receivable Trust Certificates

                    The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended and as supplemented by the Series 1996-1 Supplement, dated as of September 18, 1996 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

          1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to
               Section 5.2 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

          2.   TRS is Servicer under the Agreement.

          3.   The undersigned is a Servicing Officer.

          4.   The "Record Date" referred to herein is __________, ____.

               INFORMATION REGARDING THE CURRENT DISTRIBUTION DATE, SPECIAL PAYMENT DATE OR EXPECTED FINAL PAYMENT DATE TO CLASS A CERTIFICATEHOLDERS (ALSO, STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)


                    1.   Total Class A distributions . . . . . .   $__________

                    2.   Class A principal distributions . . . .   $__________

                    3.   Class A interest distributions  . . . .   $__________

                    4.   Class A Certificate Rate for
                         Interest Period Related to Current
                         Distribution Date . . . . . . . . . . .    __________

                    5.   Interest Period related to Current
                         Distribution Date . . . . . . . . . . .    __________

                    6.   Excess of Class A principal balance over
                         Class A Invested Amount as of the Record
                         Date  . . . . . . . . . . . . . . . . .   $__________

                    7.   Class A Invested Amount as of the Record
                         Date/Class A Initial Invested Amount
                         (determined after taking into account any
                         increase or decrease in the Invested
                         Amount which will occur upon the current
                         distribution) . . . . . . . . . . . . .   $__________

                         Attached hereto is the Monthly Servicer's
               Certificate for the related Due Period.

                         IN WITNESS WHEREOF, the undersigned have caused this
               Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on the _______ day of __________, ____.

                                        AMERICAN EXPRESS TRAVEL RELATED
                                        SERVICES COMPANY, INC.
                                        as Servicer

                                        By:_____________________________
                                           Name:
                                           Title:

                                                    Exhibit C-2 to The
                                                    Series 1996-1 Supplement

                               Payment Date Statement
               American Express Travel Related Services Company, Inc.
                             -----------------------------
                             American Express Master Trust
                             -----------------------------

                  Class B Accounts Receivable Trust Certificates

                         The undersigned, a duly authorized
               representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended and as supplemented by the Series 1996-1 Supplement, dated as of September 18, 1996 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

               1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.2 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

               2.   TRS is Servicer under the Agreement.

               3.   The undersigned is a Servicing Officer.

               4.   The "Record Date" referred to herein is __________,
                    ____.

                         INFORMATION REGARDING THE CURRENT DISTRIBUTION DATE TO CLASS B CERTIFICATEHOLDERS (ALSO, STATED ON THE BASIS OF $1,000 ORIGINAL
                         CERTIFICATE PRINCIPAL AMOUNT)


                    1.   Total Class B distributions . . . . $__________

                    2.   Class B principal distributions . . $__________

                    3.   Class B interest distributions  . . $__________

                    4.   Class A Certificate Rate for
                         Interest Period Related to Current
                         Distribution Date . . . . . . . . .  __________

                    5.   Interest Period Related to Current
                         Distribution Date . . . . . . . . .  __________

                    6.   Excess of Class B principal balance
                         over Class B Invested Amount as of
                         the Record Date . . . . . . . . . . $__________

                    7.   Class B Invested Amount as of the
                         Record Date/Class B Initial Invested
                         Amount (determined after taking into
                         account any increase or decrease in
                         the Invested Amount which will occur
                         upon the current distribution)  . . $__________

               Attached hereto is the Monthly Servicer's Report.

                         IN WITNESS WHEREOF, the undersigned have caused
               this Payment Date Statement to be duly executed and delivered by its respective duly authorized officers on the ____ day of __________, ____.

                                        AMERICAN EXPRESS TRAVEL RELATED
                                        SERVICES COMPANY, INC.
                                        as Servicer

                                        By:_____________________________
                                           Name:
                                           Title:

                                                        Exhibit D to the
                                                Series 1996-1 Supplement


                                              September 18, 1994


               American Express Travel Related
                 Services Company, Inc.
               American Express Tower
               World Financial Center
               200 Vesey Street
               New York, New York 10285

               The Bank of New York
               101 Barclay Street
               21st Floor
               New York, New York 10286

               American Express Master Trust
               Class A Floating Rate Accounts Receivable
                Trust Certificates, Series 1996-1
               Guaranteed Rate Agreement

               Ladies and Gentlemen:

                         We hereby confirm arrangements made as of the
               date hereof with you to be effective upon receipt by us of the enclosed copy of this letter agreement (the "Guaranteed Rate Agreement"), executed by you. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended, including the Series 1996-1 Supplement thereto, dated as of September 18, 1996 (as amended and supplemented, the "Pooling and Servicing Agreement"), among American Express Receivables Financing Corporation, as transferor (the "Transferor"), American Express Travel Related Services Company, Inc., as servicer (the "Servicer"), and The Bank of New York, or its successor, as trustee (the "Trustee").

                         1. (a) On the Determination Date preceding the August 2003 Distribution Date, the Servicer shall notify the Trustee and us of the amount, if any, to be deposited into the Principal Funding Account on such Distribution Date. On the Business Day following such Determination Date, we shall provide written notice to the Trustee (with a copy to the Servicer) directing the Trustee to invest the funds that will be on deposit in the Principal Funding Account on such Distribution Date in Eligible Investments (as defined in the Pooling and Servicing Agreement). Our notice to the Trustee will specifically identify each such Eligible Investment (including its principal amount and maturity). In addition, we shall from time to time provide written notice to the Trustee (with a copy to the Servicer) directing the Trustee to reinvest funds representing principal, interest or other investment income received by it (or the Servicer) with respect to such Eligible Investments (whether upon maturity or otherwise) in additional Eligible Investments.

                    All such investments will be made either by the
               Trustee or, at the direction of the Trustee (which direction is hereby given), by the Servicer, on behalf of the Trustee. We understand that funds from the Principal Funding Account which are to be invested pursuant to this Agreement, and accrued interest on such funds, must mature and be available for payment to Class A Certificateholders not later than the close of business on the Business Day preceding the Expected Final Payment Date. We will select Eligible Investments which will be consistent with such requirements. The Trustee shall have no responsibility and shall not be liable for any investments made pursuant to this Agreement.

                         (b)  In the event that we fail to direct the
               Trustee to invest or reinvest any funds which are deposited in the Principal Funding Account or which are received by it (or the Servicer) with respect to Eligible Investments, the Trustee shall invest, or the Servicer, at the direction of the Trustee (which direction is hereby given), shall invest such funds overnight in one or more Eligible Investments until such time as the Trustee receives the required notice from us. The Trustee shall have no responsibility and shall not be liable for any investments made pursuant to this Agreement.

                         (c)  The aggregate amount to be invested
               pursuant to this Agreement at any time shall not exceed $475,000,000 (excluding any amounts constituting interest or investment income on funds invested pursuant to this Agreement or reinvested interest or investment income).

                         2. We agree to make a payment to the Trustee on the Business Day preceding the Expected Final Payment Date equal to (a) the Guaranteed Return for the Interest Period, less (b) the amount of interest and other investment income (net of investment expenses) which will be received by the Trustee on or prior to, and which will be available to the Trustee on, the Expected Final Payment Date with respect to the funds on deposit in the Principal Funding Account during the Interest Period. In the event that for the Interest Period the amount computed pursuant to the preceding sentence is a negative number, the Trustee shall pay to us by 11:00 a.m. on the

               Expected Final Payment Date, out of such interest and investment income, the absolute value of such amount. On the second Business Day preceding the Expected Final Payment Date, the Servicer shall determine the amount, if any, which we are obligated to pay to the Trustee on the Business Day prior to the Expected Final Payment Date pursuant to the first sentence of this Section 2 and shall notify the Trustee of such amount.

                         3. All payments pursuant hereto shall be made by wire transfer of same day funds, if to the Trustee, to the Collection Account, and if to us, to such account as we may designate in writing to the Trustee not less than two Business Days preceding the Expected Final Payment Date.

                         4. (a) In the event our unsecured commercial paper rating is below A-1+ by Standard & Poor's or P-1 by Moody's 60 days prior to the beginning of the Accumulation Period, we shall promptly notify the Trustee and the Servicer and we shall reimburse the Servicer on demand for any loss incurred in connection with the Servicer's purchase of a Substitute Guaranteed Rate Agreement pursuant to the terms of the Pooling and Servicing Agreement. Such loss shall be equal to the Servicer's net cost of obtaining the new Substitute Guaranteed Rate Agreement. In such event, we shall use our best efforts to establish an arrangement satisfactory to the applicable Rating Agency as described in the second sentence of subsection 4.7(c) of the Pooling and Servicing Agreement, within the 60-day period referred to in such second sentence of subsection 4.7(c) and we shall bear the cost and expense of establishing such arrangement. The Trustee has no obligation and shall incur no liability in connection with the purchase of the Substitute Guaranteed Rate Agreement.

                         (b)  We agree that none of the Trustee, the
               Servicer, the Transferor or us shall have any obligation under this Agreement if any Early Amortization Event occurs prior to the commencement of the Accumulation Period.

                         5. Our agreements set forth in this Agreement are our primary obligations and such obligations are irrevocable, absolute and unconditional, shall not be subject to any counterclaim, setoff or defense (other than full and strict compliance by us with our obligations hereunder) and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever.

                         6. The Trustee's interest in this Agreement shall be transferable to any successor Trustee under the Pooling and Servicing Agreement.

                         7.  This Agreement will be governed by and
               construed in accordance with the laws of the State of New
               York.

                         8. Except as otherwise provided herein, all notices pursuant to this Agreement, shall be in writing and shall be effective upon receipt thereof. All notices shall be directed as set forth below, or to such other address or to the attention of such other person as the relevant party shall have designated for such purpose in a written notice.

               The Servicer:             American Express Travel Related
                                           Services Company, Inc.
                                         American Express Tower
                                         World Financial Center
                                         200 Vesey Street - 29th Floor
                                         New York, New York 10285
                                         Telephone No.:  (212) 640-4405
                                         Telecopier No.: (212) 619-8693
                                         Attention:  Treasurer

               with copies to:           American Express Travel Related
                                           Services Company, Inc.
                                         American Express Tower
                                         World Financial Center
                                         200 Vesey Street
                                         New York, New York 10285
                                         Attention: General Counsel

               The Trustee:              The Bank of New York
                                         101 Barclay Street
                                         21st Floor
                                         New York, New York 10286
                                         Telephone No.:  (212) 815-5199
                                         Telecopier No.:  (212) 815-5915
                                         Attention: Corporate Trust
                                                    Division

               The Provider:             American Express
                                           Credit Corporation
                                         One Christina Centre
                                         301 N. Walnut Street
                                         Suite 1002
                                         Wilmington, Delaware 19801-2919
                                         Telephone No.: (302) 594-3350
                                         Telecopier No.: (302) 571-8073
                                         Attention:  President

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                    9.  This Agreement may be executed in one or more
          counterparts and by the different parties hereto on separate counterparts, all of which shall be deemed to be one and the same document.

                    10. This Agreement may be terminated at any time we obtain or the Servicer obtains a Substitute Guaranteed Rate Agreement provided that we deliver or the Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Substitute Guaranteed Rate Agreement and
          (ii) a letter from each Rating Agency confirming that the termination of this Agreement and its replacement with such Substitute Guaranteed Rate Agreement will not adversely affect its rating of the Class A Certificates. In addition, if the Accumulation Date is postponed to July 31, 2003 and commencement of the Accumulation Period is postponed in accordance with
          Section 4.13 of the Series 1996-1 Supplement to the Pooling and Servicing Agreement, this Agreement shall terminate and be of no force and effect and we shall have no obligations hereunder.

                    11. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

                    "Guaranteed Rate" shall mean the Class A Certificate
          Rate.

                    "Guaranteed Return" shall mean, for the Interest Period, the product of (a) the amount deposited into the Principal Funding Account on the Distribution Date falling in August 2003, (b) the Guaranteed Rate and (c) the actual number of days in the Interest Period divided by 360.

                    "Interest Period" shall mean the period from, and including, the Distribution Date falling in August 2003 to, but excluding, the Expected Final Payment Date.

                    12. The Servicer agrees to pay us the sum of $65,000 on September 18, 1996 as consideration for our acting as Investment Provider under this Agreement.
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                    If the foregoing satisfactorily sets forth the terms
          and conditions of our agreement, please indicate your acceptance thereof by signing in the space provided below and returning to us the enclosed duplicate original of this letter.

                                        Very truly yours,

                                        AMERICAN EXPRESS CREDIT
                                          CORPORATION
                                          as Provider

                                        By:________________________
                                           Title:

          Agreed and accepted as of September 18, 1996

          AMERICAN EXPRESS TRAVEL RELATED
            SERVICES COMPANY, INC.
            as Servicer

          By:_________________________
             Title:

          THE BANK OF NEW YORK
            as Trustee

          By:_________________________
             Title:
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                                                         Exhibit 20.2
          _________________________________________________________

               AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION,
                                                  Transferor,

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,
                                                  Servicer,

                                      and

                            THE BANK OF NEW YORK,
                                   Trustee

                       on behalf of the Certificateholders
                         ______________________________

                           SERIES 1996-2 SUPPLEMENT

                        Dated as of September 18, 1996

                                       to

                     MASTER POOLING AND SERVICING AGREEMENT

                           Dated as of June 30, 1992

                          ______________________________

                                  $324,324,324

                         AMERICAN EXPRESS MASTER TRUST

                                 SERIES 1996-2

         _________________________________________________________


                  SERIES 1996-2 SUPPLEMENT, dated as of September 18, 1996 (this "Series Supplement") among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION, a corporation organized and existing under the laws of the state of Delaware, as Transferor, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a corporation organized under the laws of the state of New York, as Servicer and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of New York (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), as trustee under the Master Pooling and Servicing Agreement dated as of June 30, 1992, as amended (the "Agreement").

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                           PRELIMINARY STATEMENT

                  SECTION 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more supplements to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, one or more Series of certificates. The Transferor and the Servicer each hereby enter into this Series 1996-2 Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and the 7.10% Class B Accounts Receivable Trust Certificates, Series 1996-2. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

                  All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1996-2 Certificates and no other Series of certificates issued by the Trust.

                  SECTION 1. Designation. The Certificates shall be designated generally as the Series 1996-2 Certificates.

                  SECTION 2. Definitions. The following words and phrases shall have the following meaning with respect to the Series 1996-2 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "Certificateholder" shall mean the Person in w(osA name a Certifiq!te is registered in the Certificate Register.

                  "Certificateholders' Interest" shall have the meaning specified in Section 4.2 of the Agreement.

                  "Certificates" shall mean the Class A Certificates and the Class B Certificates.

                  "Class A Certificate Rate" shall mean, with respect to each Interest Peri 7.10% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

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                  "Class B Certificateholder" shall mean the Person in
     whose name a Class B Certificate is registered in the Certificate
     Register.

                  "Class B Certificates" shall mean the 7.10% Class B Accounts Receivable Trust Certificates, Series 1996-2.

                  "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Certificates which is $24,324,324.

                  "Class B Invested Amount" for any date shall mean an amount equal to (i) the initial principal balance of the Class B Certificates, minus (ii) the amount of principal payments made to Class B Certificateholders prior to such date, minus (iii) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates and, if the date of determination is a Distribution Date, for such Distribution Date, and plus (iv) the aggregate amount of Yield Collections applied on all prior Distribution Dates and, if the date of determination is a Distribution Date, to be applied on the current Distribution Date, in each case, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (iii).

                  "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.10(a) of the Agreement.

                  "Class B Monthly I10(b) of the Agreement.

                  "Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.4(a) of the Agreement.

                  "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.5(a) of the Agreement.

                  "Class B Certificate Rate" shall mean 7.10% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificates" shall mean the 7.10% Class B Accounts Receivable Trust Certificates, Series 1996-2.

                  "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Certificates which is $24,324,324.

                  "Class B Invested Amount" for any date shall mean an amount equal to (i) the initial principal balance of the Class B Certificates, minus (ii) the amount of principal payments made to
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     Class B Certificateholders prior to such date, minus (iii) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates and, if the date of determination is a Distribution Date, for such Distribution Date, and plus (iv) the aggregate amount of Yield Collections applied on all prior Distribution Dates and, if the date of determination is a Distribution Date, to be applied on the current Distribution Date, in each case, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (iii).

                  "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.10(a) of the Agreement.

                  "Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.4(b) of the Agreement.

                  "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.5(b) of the Agreement.

                  "Closing Date" shall mean, with respect to the Series 1996-2 Certificates, September 18, 1996.

                  "Distribution Date" shall mean the 15th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day), commencing November 15, 1996.

                  "Early Amortization Period" shall mean, with respect to the Class A Certificates, the Amortization Period commencing on the earlier of (x) the Expected Final Payment Date if the Class A Invested Amount is not paid in full on such date or (y) on the day on which an Early Amortization Event occurs or is deemed to have occurred, and continuing to and including the earlier of (i) the payment in full to Class A Certificateholders of the Class A Invested Amount and to Class B Certificateholders of the Class B Invested Amount and (ii) the Series 1996-2 Termination Date.

                  "Expected Final Payment Date" shall mean September 17, 2001 (or, if such day is not a Business Day, the next succeeding Business Day).

                  "Fixed Allocation Percentage" shall mean, on any date of determination with respect to any Distribution Date, with respect to the Expected Final Payment Date or any Early Amortization Period the percentage equivalent of the ratio which the sum of the Class A Invested Amount and the Class B Invested Amount as of the last day of the Revolving Period bears to the greater of (a) the Trust Principal Component on the last day of the prior Due Period and (b) the sum of the numerators used to calculate the Invested Percentage with respect to Principal Collections for all Series (and all Classes) of certificates outstanding for the current Distribution Date.

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                  "Floating Allocation Percentage" shall mean, on any
     date of determination with respect to any Distribution Date, the percentage equivalent of the ratio of the sum of the Class A Invested Amount and the Class B Invested Amount on the last day of the immediately preceding Due Period to the Trust Principal Component on the last day of such immediately preceding Due Period; provided, however, that during the initial Due Period, the Floating Allocation Percentage will equal the percentage equivalent of the ratio which the amount of the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount bears to the Trust Principal Component on the Series 1996-2 Cut Off Date.

                  "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount.

                  "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date; provided, however, that the initial Interest Period shall be the period from and including the Closing Date through November 14, 1996.

                  "Invested Amount" shall mean, when used with respect to any date of determination, an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount.

                  "Invested Percentage" shall mean, on any date of determination with respect to any Distribution Date, (a) when used with respect to Principal Collections during the Revolving Period, the Floating Allocation Percentage; (b) when used with respect to Principal Collections during an Early Amortization Period or during and after the Due Period preceding the Expected Final Payment Date, the Fixed Allocation Percentage; and (c) when used with respect to Yield Collections and Defaulted Receivables at any time, the Floating Allocation Percentage.

                  "Investor Charge-Offs" shall mean, for any date of determination, the sum of the Class A Investor Charge-Offs and the Class B Investor Charge-Offs.

                  "Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of the Default Amount for such Distribution Date and the Floating Allocation Percentage applicable for such Distribution Date.

                  "LIBOR" shall mean, for any Interest Period, the London interbank offered quotations for one-month dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.7 of the Agreement.

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                  "LIBOR Determination Date", with respect to an
     Interest Period, shall mean the second Business Day prior to the Distribution Date on which such Interest Period commences; provided, however, that LIBOR Determination Date shall mean September 16, 1996 with respect to the period from the Closing Date through October 14, 1996, and October 11, 1996 with respect to the period from October 15, 1996 through November 14, 1996. For purposes of this definition, a Business Day is any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Record Date" shall mean, with respect to any Distribution Date, the last Business Day of the calendar month immediately preceding such Distribution Date or Special Payment Date.

                  "Reference Banks" shall mean the principal London offices of Morgan Guaranty Trust Company of New York, The Bank of New York, The Chase Manhattan Bank and Citibank, N.A., or such other four major banks in the London interbank market selected by the Servicer upon notice to the Trustee.

                  "Revolving Period" shall mean, with respect to the Series 1996-2 Certificates, the period from and including September 1, 1996, up to and including the earlier of (i) July 31, 2001 and (ii) the day prior to the day on which an Early Amortization Period commences.

                  "Series 1996-2 Cut Off Date" shall mean August 31,
     1996.

                  "Series 1996-2 Principal Shortfall" shall have the meaning specified in subsection 4.5(c).

                  "Series 1996-2 Termination Date" shall mean August
     15, 2002.

                  "Series 1996-2 Undistributed Principal Collections" shall mean the amount, if any, equal to the product of (a) a fraction, the numerator of which is equal to the sum of the Class A Invested Amount and the Class B Invested Amount and the denominator of which is equal to the sum of the invested amount of all Series then accumulating or amortizing principal (less any amounts on deposit in any principal funding accounts) and (b) Undistributed Principal Collections on deposit in the Collection Account on such Distribution Date.

                  "Servicing Fee Percentage" shall mean 2.0% per annum.

                  "Special Payment Date" shall mean each Distribution Date with respect to any Early Amortization Period and each Distribution Date following the Expected Final Payment Date.

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                  "Telerate Page 3750" shall mean the display page
     currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "Termination Payment Date" shall mean the earlier of the Expected Final Payment Date, the first Distribution Date following the liquidation or sale of the Receivables as a result of an insolvency event and the occurrence of the Series 1996-2 Termination Date.

                  SECTION 3.  Minimum Transferor Percentage and
     Minimum Trust Principal Component.  The Minimum Transferor
     Percentage applicable to the Series 1996-2 Certificates shall be 15.0%. The Minimum Trust Principal Component with respect to the Series 1996-2 Certificates shall be $348,500,000.

                  SECTION 4. Reassignment and Transfer Terms. The Series 1996-2 Certificates may be reassigned and transferred to the Transferor on any Distribution Date on or after which the Invested Amount is reduced to an amount less than or equal to 10% of the Initial Invested Amount, subject to the provisions of
     Section 12.2 of the Agreement.

                  SECTION 5.  Delivery and Payment for the
     Certificates.  The Trustee shall deliver the Series 1996-2
     Certificates when authenticated in accordance with Section 6.2 of the Agreement.

                  SECTION 6. Form of Delivery of the Series 1996-2 Certificates. The Certificates shall be delivered as provided in
     Section 6.11 of the Agreement.

                  SECTION 7.  Transfer of Class B Certificates;
     Consent to Transfer of Participation.

                  (a) The initial transfer or any pledge of the Class B Certificates to any entity other than a corporation that is a member of the consolidated federal income tax group of which RFC is a member shall not occur unless the Trustee shall have received an Opinion of Counsel to the effect that the Class B Certificates, upon such transfer, will be characterized as debt or an interest in a partnership (other than a publicly traded partnership taxable as a corporation) for federal income tax purposes. Prior to any transfer of a Class B Certificate to any Affiliate of the Transferor, the Servicer shall provide to the Trustee written confirmation from each Rating Agency that such transfer will not result in the downgrade or withdrawal of any rating on the Class A Certificates. Prior to any such transfer of a Class B Certificate, the Transferor shall certify to the Trustee in writing whether the proposed transferee of the Class B Certificate is an Affiliate of the Transferor and the Trustee shall be entitled to rely conclusively on such certificate.
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                  (b)  The Class B Certificates have not been
     registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities law. No resale or other transfer of any Class B Certificate or any interest therein or participation thereof shall be made unless the Trustee and the Transfer Agent and Registrar shall have received an Officer's Certificate certifying that such resale or transfer is made (i) pursuant to an effective registration statement under the Securities Act; (ii) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws; (iii) to the Transferor;
     (iv) to a person who the transferor of the Class B Certificate reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that such resale or other transfer is being made in reliance upon Rule 144A; or (v) pursuant to Regulation S under the Securities Act. Until the earlier of (i) such time as the Class B Certificates shall be registered pursuant to a registration statement filed under the Securities Act and (ii) the date three years from the later of the Closing Date and the date any Class B Certificate was acquired from the Transferor or an Affiliate of the Transferor, the Class B Certificates shall bear a legend substantially to the effect set forth in the preceding two sentences. Neither the Transferor, the Transfer Agent and Registrar nor the Trustee is obligated to register the Class B Certificates under the Securities Act, or to take any other action not otherwise required under this Agreement to permit the transfer of Class B Certificates without registration.

                  Notwithstanding anything to the contrary contained herein, in no event shall a Class B Certificate or any interest therein be sold, transferred, assigned, exchanged, pledged, hypothecated, participated or otherwise conveyed, or a security interest granted therein, unless the Transferor shall have consented to such transfer. The Class B Certificates shall at all times bear a legend substantially to the effect set forth in the preceding sentence.

                  (c) The Transferor hereby covenants that it will not consent to the transfer of an interest in any participation held by CRC in the Exchangeable Transferor Certificate to any entity other than a corporation that is a member of the consolidated federal income tax group of which the Transferor is a member unless it has obtained an opinion of counsel that such transfer will not cause the Trust to be classified for federal income tax purposes as an association or publicly traded partnership taxable as a corporation.

                  SECTION 8. Tax Treatment. It is the intention of the Transferor and the Investor Certificateholders that the Class B Certificates (upon transfer to an entity other than the Transferor) be characterized as either indebtedness of the
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     Transferor or an interest in a partnership (other than a publicly traded partnership taxable as a corporation) for Federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor and each Class B Certificateholder by acceptance of its Class B Certificates agree to treat the Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as such indebtedness or such an interest and to report the transactions contemplated by this Agreement on all applicable tax returns in a manner consistent with such treatment.

                  To the extent that the Class B Certificates are determined to represent interests in a partnership for federal income tax purposes, it is the intention of the Transferor and the Class B Certificateholders that such partnership interest represent an interest limited to a capital interest equal to (or if the Class B Certificates are sold at a discount, that accretes
     to) the Certificate principal balance of such Class B Certificates and a guaranteed payment at a rate equal to the Certificate Rate on such capital.

                  SECTION 9. Article IV of the Agreement. Any provisions of Article IV of the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Certificates. Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement. Article IV of the Agreement (except for Section 4.1) shall read in its entirety as follows and shall be applicable to the Certificates:

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                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

                  SECTION 4.2 Rights of Certificateholders. The Class A Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Class A Certificates at the times and in the amounts specified in this Agreement, (a) the Invested Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account. The Class B Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make required payments with respect to such Class B Certificates at the times and in the amounts specified in this Agreement, (x) the Invested Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (y) funds on deposit in the Collection Account. (The undivided interests in the Trust referred to in the two immediately preceding sentences are collectively referred to for the Series 1996-2 Certificates as the "Certificateholders' Interest".) The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, except as specifically provided in this Article IV.

                  SECTION 4.3  Collections and Allocation.  (a)
     Collections. The Servicer shall apply or shall instruct the Trustee to apply all funds on deposit in the Collection Account as described in this Article IV.

                  (b) Allocations of Collections and Payments. On each Date of Processing, the Servicer shall determine whether an Early Amortization Event has occurred or is deemed to have occurred with respect to the Certificates, and the Servicer shall allocate Collections with respect to such Date of Processing as follows:

                  (i) During the Revolving Period. Allocate to the Certificateholders' Interest (x) an amount equal to the Floating Allocation Percentage as of the last day of the prior Due Period of the Principal Collections for such Date of Processing, which amount shall be treated as Excess Principal Collections and shall be deposited into the Collection Account as and when required pursuant to subsection 4.1(g) and (y) an amount equal to the Floating Allocation Percentage as of the last day of the prior Due Period of the Yield Collections for such Date of Processing and deposit such amount into the Collection Account as and when required pursuant to subsection 4.1(g);

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                  (ii)  During any Early Amortization Period and After
            the End of the Revolving Period. Allocate to the Certificateholders' Interest (x) an amount equal to the Fixed Allocation Percentage as of the last day of the prior Due Period of the Principal Collections for such Date of Processing and deposit such amount into the Collection Account as and when required pursuant to subsection 4.1(g), and (y) an amount equal to the Floating Allocation Percentage as of the last day of the prior Due Period of the Yield Collections for such Date of Processing and deposit such amount into the Collection Account as and when required pursuant to subsection
            4.1(g);

                  (iii) Allocations and Payments to the Holder of the Exchangeable Transferor Certificate. Amounts to be allocated to the Holder of the Exchangeable Transferor Certificate and payments with respect thereto shall be determined and made only as provided in subsection 4.1(d).

                  (c)  Additional Amounts.

                  (i)  The allocations to be made pursuant to
            subsection 4.3(b) also apply to deposits into the Collection Account that are treated as Collections, payments made by the Transferor pursuant to subsection 2.4(d) and payments made by the Servicer pursuant to
            Section 3.3, and, in certain circumstances, net reinvestment income on the Collection Account. Such deposits to be treated as Collections will be allocated as Yield Collections or Principal Collections as indicated in the Agreement.

                  (ii) The amounts paid by the Transferor pursuant to subsection 2.4(e), Adjustment Payments, proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2, 12.1 or 12.2 and Section 4 of this Series Supplement and amounts obtained by the Trustee pursuant to any demand on any letter of credit, surety bond or other similar instrument delivered pursuant to subsection 14(a) of this Series Supplement or from any funds deposited with the Trustee pursuant to subsection 14(b) of this Series Supplement, shall be allocated to the Certificateholders' Interest and allocated as Yield Collections or Principal Collections as provided in the Agreement.

                  SECTION 4.4 Determination of Monthly Interest for the Certificates. (a) The amount of monthly interest distributable from the Collection Account with respect to the Class A Certificates ("Class A Monthly Interest") on any Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate for the related Interest Period,
     (ii) the actual number of days in such Interest Period divided by
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     360, and (iii) the outstanding principal balance of the Class A
     Certificates as of the related Record Date; it being understood and agreed that with respect to the initial Distribution Date, Class A Monthly Interest shall consist of the interest calculated on the basis of the Class A Initial Invested Amount and the Class A Certificate Rate applicable to the period from the Closing Date through October 14, 1996 and the actual number of days therein, and the Class A Certificate Rate applicable to the period from October 15, 1996 through November 14, 1996 and the actual number of days therein.

                       (b)  The amount of monthly interest
     distributable from the Collection Account with respect to the Class B Certificates ("Class B Monthly Interest") on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the Class B Invested Amount as of the preceding Distribution Date (after giving effect to any increase or decrease in the Class B Invested Amount on such preceding Distribution Date); provided, however, with respect to the first Distribution Date for the Class B Certificates, Class B Monthly Interest shall be equal to $278,243.24. Class B Monthly Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  SECTION 4.5  Determination of Monthly Principal for
     the Certificates.    (a) The amount of monthly principal (the
     "Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date beginning with the earlier to occur of (i) the first Special Payment Date of the Class A Certificates, if any,
     (ii) the Expected Final Payment Date and (iii) the Termination Payment Date, shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the Fixed Allocation Percentage of all Principal Collections received during the Due Period immediately preceding such Distribution Date, or, in the case of the Distribution Date immediately following the occurrence of an Early Amortization Event, received during the period from the day such Early Amortization Event occurred to the end of such Due Period, (ii) the amount, if any, of Series 1996-2 Undistributed Principal Collections for such Distribution Date, and (iii) the Investor Default Amount with respect to such Distribution Date and any reimbursements of unreimbursed Class A Investor Charge-Offs and Class B Investor Charge-Offs; provided, however, that with respect to any Distribution Date, Class A Monthly Principal may not exceed the Class A Invested Amount.

                       (b)  The amount of monthly principal
     distributable from the Collection Account with respect to the Class B Certificates (the "Class B Monthly Principal") on each Distribution Date, beginning with the Distribution Date on which the Class A Certificates are paid in full, shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the Fixed Allocation Percentage of all Principal Collections received during the Due Period immediately preceding such
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     Distribution Date, or, in the case of the Distribution Date immediately following the occurrence of an Early Amortization Event, received during the period from the day such Early Amortization Event occurred to the end of such Due Period, (ii) the amount, if any, of Series 1996-2 Undistributed Principal Collections for such Distribution Date, (iii) the Investor Default Amount with respect to such Distribution Date and any reimbursements of unreimbursed Class B Investor Charge-Offs and minus (iv) Class A Monthly Principal, if any, with respect to such Distribution Date; provided, however, that with respect to any Distribution Date, Class B Monthly Principal may not exceed an amount equal to the Class B Invested Amount.

                       (c)  With respect to any Distribution Date
     related to the Expected Final Payment Date and any Amortization Period, if (a) the sum of (x) an amount equal to the Fixed Allocation Percentage of all Principal Collections received during the Due Period immediately preceding such Distribution Date, (y) the amount, if any, of Series 1996-2 Undistributed Principal Collections for such Distribution Date, and (z) the Investor Default Amount with respect to such Distribution Date and any reimbursements of unreimbursed Class A Investor Charge-Offs and Class B Investor Charge-Offs shall exceed (b) the sum of
     (i) Class A Monthly Principal and (ii) Class B Monthly Principal with respect to any Distribution Date, then such excess amount shall be treated as Excess Principal Collections. If, with respect to a Distribution Date related to the Expected Final Payment Date and any Early Amortization Period, the sum of the Class A Monthly Principal and the Class B Monthly Principal is less than the sum of the Class A Invested Amount and the Class B Invested Amount, the amount of such shortfall shall be the Series 1996-2 Principal Shortfall with respect to such Distribution Date.

                  SECTION 4.6  [Reserved].

                  SECTION 4.7 Determination of LIBOR. (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period (commencing on the first day of the relevant Interest Period) which appears on Telerate Page 3750 as of 11:00 a.m. London time on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, LIBOR for such Interest Period shall be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a one-month period (commencing on the first day of the relevant Interest Period). The Trustee shall request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by major banks
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     in New York City, selected by the Servicer, at approximately
     11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of the relevant Interest Period).

                  (b) The Class A Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Certificateholder by telephoning the Trustee at its Corporate Trust Office at (212) 815-2694.

                  (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

                  SECTION 4.8 Application of Funds on Deposit in the Collection Account for the Certificates. On each Determination Date, the Servicer shall instruct the Trustee to withdraw or retain, and on the succeeding Distribution Date the Trustee acting in accordance with such instructions shall withdraw or retain, the amounts required to be withdrawn from or retained in the Collection Account pursuant to subsections 4.8(a) through 4.8(i). The distributions to be made to the Class B Certificates pursuant to this Section 4.8 shall be subject to subsection 4.9(b) hereof.

                       (a)  Class A Monthly Interest.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account for distribution to the Class A Certificateholders to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date, an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date or Special Payment Date, plus any additional interest at the Class A Certificate Rate plus 2% per annum with respect to interest amounts that were due but not paid on a prior Distribution Date or Special Payment Date.

                       (b)  Class B Monthly Interest.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account for distribution to the Class B Certificateholders to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date after giving effect to the withdrawal pursuant to subsection 4.8(a), an amount equal to Class B Monthly Interest for such Distribution Date plus the amount of any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, plus any additional interest at the Class B Certificate Rate plus 2% per annum with respect to interest amounts that were due but not paid on a prior Distribution Date. Interest on the Class B Certificates shall be calculated on the basis of a 360-day year of twelve 30-day months.
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                       (c)  Investor Monthly Servicing Fee.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date after giving effect to the withdrawals pursuant to subsections 4.8(a) and (b), an amount equal to the Investor Monthly Servicing Fee for such Distribution Date plus any Investor Monthly Servicing Fee due with respect to any prior Due Periods but not distributed to the Servicer, and distribute such amount to the Servicer (unless such amounts shall have been previously netted against deposits to the Collection Account).

                       (d) Reimbursement of Class A Investor Charge-Offs. Class A Investor Charge-Offs shall be reimbursed as follows: On each Distribution Date, the Trustee, acting in accordance with instructions of the Servicer, shall set aside and retain in the Collection Account, to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date after giving effect to the withdrawals pursuant to subsections 4.8(a), (b) and (c), an amount equal to unreimbursed Class A Investor Charge-Offs, if any, which amount shall be deemed to be Principal Collections and treated as Excess Principal Collections with respect to Distribution Dates relating to the Revolving Period, and which amount will be set aside and retained in the Collection Account and treated as a part of Class A Monthly Principal with respect to Distribution Dates relating to the Due Period preceding the Expected Final Payment Date and any Early Amortization Period and applied in accordance with subsection 4.8(i).

                       (e)  Investor Default Amount.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall set aside and retain in the Collection Account, to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date, after giving effect to subsections 4.8(a), (b), (c), and (d), an amount equal to the aggregate Investor Default Amount for such Distribution Date which amount shall be deemed to be Principal Collections and treated as Excess Principal Collections with respect to Distribution Dates relating to the Revolving Period, and which amount will be set aside and retained in the Collection Account and treated as a part of Class A Monthly Principal with respect to Distribution Dates with respect to the Due Period preceding the Expected Final Payment Date and any Early Amortization Period and applied in accordance with subsection 4.8(i) or, if applicable, will be set aside and retained in the Collection Account and be applied as part of Class B Monthly Principal as provided in subsection 4.8(i).

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                       (f)  Unpaid Class B Interest.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account for distribution to the Class B Certificateholders to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date, after giving effect to subsections 4.8(a), (b), (c), (d) and (e), an amount equal to the amount of interest which has accrued with respect to the outstanding aggregate principal amount of the Class B Certificates at the Class B Certificate Rate but has not been paid to the Class B Certificateholders either on such Distribution Date or on a prior Distribution Date, plus any additional interest at the Class B Certificate Rate plus 2% per annum with respect to such interest amounts that were due but not paid to Class B Certificateholders on any previous Distribution Date. Interest on the Class B Certificates shall be calculated on the basis of a 360-day year of twelve 30-day months.

                       (g) Reimbursement of Class B Investor Charge-Offs. Class B Investor Charge-Offs shall be reimbursed as follows: On each Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall set aside and retain in the Collection Account to the extent funds are available from the Floating Allocation Percentage of Yield Collections for the Due Period immediately preceding such Distribution Date, after giving effect to subsections 4.8(a),
     (b), (c), (d), (e) and (f), an amount equal to unreimbursed Class B Investor Charge-Offs, if any, which amount shall be deemed to be Principal Collections and treated as Excess Principal Collections with respect to Distribution Dates with respect to the Revolving Period and which amount will be set aside and retained in the Collection Account and treated as a part of Class A Monthly Principal with respect to Distribution Dates with respect to the Due Period preceding the Expected Final Payment Date and any Early Amortization Period and applied in accordance with subsection 4.8(i) or, if applicable, will be set aside and retained in the Collection Account and be applied as part of Class B Monthly Principal as provided in subsection 4.8(i).

                       (h)  Excess Yield Collections.  On each
     Distribution Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Transferor to the extent available, the Floating Allocation Percentage of Yield
     Collections for the Due Period immediately preceding such Distribution Date remaining after giving effect to Sections
     4.8(a) through (g) above.

                       (i)  Principal.  (A)  For each Distribution
     Date with respect to the Revolving Period, the remaining funds on deposit in the Collection Account with respect to such Distribution Date will be treated as Excess Principal Collections and applied as provided in subsection 4.1(f).

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                       (B)  For each Distribution Date with respect to
     the Expected Final Payment Date or any Early Amortization Period and thereafter, the remaining funds on deposit in the Collection Account with respect to such Distribution Date will be distributed in the following priority:

                                       (i)  an amount equal to Class A
            Monthly Principal for such Expected Final Payment Date or Distribution Date, plus the amount of Excess Principal Collections allocated to the Series 1996-2 Certificates in accordance with Section 4.12, will be distributed pursuant to subsection 4.9(a)(iii); and

                                       (ii)  an amount equal to Class
            B Monthly Principal for such Distribution Date, plus the amount of Excess Principal Collections allocated to the Series 1996-2 Certificates in accordance with Section 4.12 (to the extent that such Excess Principal Collections remain after clause (i) above), will be distributed pursuant to subsection 4.9(a)(iv); and

                                       (iii)  an amount equal to the
            balance of any such remaining funds on deposit in the Collection Account will be treated as Excess Principal Collections and applied as provided in subsection 4.1(f);

     provided that with respect to the amounts distributable pursuant to clauses (i) and (ii) above, Excess Principal Collections shall be available to make such distributions only to the extent of the Excess Principal Collections allocated to the Series 1996-2 Certificates.

                  SECTION 4.9  Distributions to Certificateholders.
     (a) The Servicer shall make or shall cause the Trustee to make the following distributions at the following times and in the following priority from the Collection Account:

                  (i) on each Distribution Date, on each Special Payment Date and on the Expected Final Payment Date, the amount provided in subsection 4.8(a) shall be distributed by the Servicer or the Trustee to the Paying Agent for payment to the Class A Certificateholders;

                  (ii) on each Distribution Date, the amount provided in subsections 4.8(b) and 4.8(f) shall be distributed by the Servicer or the Trustee to the Paying Agent for payment to the Class B Certificateholders;

                  (iii) on each Special Payment Date and on the Expected Final Payment Date, all amounts on deposit in the Collection Account, up to a maximum amount on any such date equal to the unpaid Class A Invested Amount on such date, shall be distributed by the Servicer or the Trustee to the Paying Agent for payment to the Class A Certificateholders; and
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                  (iv)  on each Special Payment Date and on the
            Expected Final Payment Date on and after the Class A Certificates have been paid in full, all amounts on deposit in the Collection Account, up to a maximum amount on any such date equal to the unpaid Class B Invested Amount on such date, shall be distributed by the Servicer or the Trustee to the Paying Agent for payment to the Class B Certificateholders.

                       (b) The distributions to be made pursuant to this Section 4.9 and Section 4.8 are subject to the provisions of Sections 2.4(e), 9.2, 10.1, 12.1 and 12.2 of the Agreement and
     Section 4 of this Series Supplement.

                  SECTION 4.10 Investor Charge-Offs. (a) If, on any Distribution Date, the Floating Allocation Percentage of Yield Collections on deposit in the Collection Account remaining after the withdrawals and retentions required pursuant to subsections 4.8(a), (b), (c) and (d) is less than the Investor Default Amount for such Distribution Date, the Class B Invested Amount will be reduced by the amount by which such Investor Default Amount exceeds such remaining Yield Collections (a "Class B Investor Charge-Off").

                       (b)  In the event that any such reduction of
     the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). To the extent that on any subsequent Distribution Date there remains any Floating Allocation Percentage of Yield Collections on deposit in the Collection Account after giving effect to subsections 4.8(a), (b) and (c), the Servicer will apply such excess Yield Collections as provided in subsection 4.8(d) to reimburse the aggregate amount of Class A Investor Charge-Offs not previously reimbursed, up to the amount so available.

                       (c)  To the extent that on any subsequent
     Distribution Date there remains any Floating Allocation Percentage of Yield Collections on deposit in the Collection Account after giving effect to subsections 4.8(a), (b), (c), (d),
     (e) and (f), the Servicer will apply such excess Yield Collections as provided in subsection 4.8(g) to reimburse the aggregate amount of Class B Investor Charge-Offs not previously reimbursed, up to the amount so available.

                  SECTION 4.11  Servicer Permitted to Make Net
     Deposits. For so long as TRS is the Servicer and TRS is entitled to remit Collections to the Collection Account on a monthly basis, TRS may make remittances to the Collection Account net of amounts to be distributed to TRS or the Holder of the Transferor Certificate. Nonetheless, TRS as Servicer shall account for all of such remittances and distributions in the Monthly Servicer's Certificate as if all such amounts were deposited and/or distributed separately.

                  SECTION 4.12 Excess Principal Collections. Excess Principal Collections allocated to the Series 1996-2 Certificates for any Distribution Date pursuant to subsection 4.1(f)(a), and available for distribution to the Certificateholders pursuant to subsection 4.8(i)(B), shall mean an amount equal to the product of (x) Excess Principal Collections for all series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1996-2 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all series for such Distribution Date. For any Distribution Date with respect to the Revolving Period, Excess Principal Collections allocated to the Series 1996-2 Certificates shall be zero.

                            [END OF ARTICLE IV]

                  SECTION 10. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows:

                                   ARTICLE V

                          DISTRIBUTIONS AND REPORTS TO
                               CERTIFICATEHOLDERS

                  SECTION 5.1  Distributions.  (a) On each
     Distribution Date, each Special Payment Date, the Expected Final Payment Date and the Termination Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section
     12.2 respecting a final distribution) such Class A
     Certificateholder's pro rata share (based on the aggregate
     Undivided Interests represented by Class A Certificates held by such Class A Certificateholder) of the amounts payable to the Class A Certificateholders pursuant to subsections 4.9(a)(i) and (iii).

                  (b) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section
     12.2 respecting a final distribution) such Class B Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Class B Certificateholder) of the amounts payable to the Class B Certificateholders pursuant to Section 4.9(a)(ii).

                  (c) On and after the date on which the Class A Certificateholders have been paid in full, on each Special Payment Date and the Termination Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section
     12.2 respecting a final distribution) such Class B Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Class B Certificateholder) of the amounts payable to the Class B Certificateholders pursuant to Section 4.9(a)(iv).

                  (d) Except as provided in Section 12.2 with respect to a final distribution, distributions to Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any such Certificate or the making of any notation thereon; provided, however, that with respect to such Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  SECTION 5.2 Statements to Certificateholders. On each Payment Date, the Paying Agent, on behalf of the Trustee, shall forward to each Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer setting forth certain information relating to the Trust and the Certificates.

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                  On or before January 31 of each calendar year,
     beginning with calendar year 1997, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder of Series 1996-2, a statement prepared by the Servicer containing the information which is required to be contained in the statement to the Certificateholders, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                             [END OF ARTICLE V]

                  SECTION 11. Early Amortization Events. (a) If any one of the events specified in Section 9.1 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series 1996-2 Certificates:

                       (i) failure on the part of the Transferor or TRS (a) to make any payment or deposit on the date required under the Agreement, this Series Supplement or the Receivable Purchase Agreement, as applicable (or within the applicable grace period which will not exceed five Business Days), (b) duly to observe or perform in any material respect the covenant of the Transferor not to sell, pledge, assign or transfer to any person, or grant any unpermitted lien on, any Receivable, or (c) duly to observe or perform in any material respect any other covenants or agreements of the Transferor in the Agreement or, to the extent assigned to the Trust, in the Receivable Purchase Agreement, which in the case of subclause (c) hereof, continues unremedied for a period of 60 days after written notice to the Transferor or TRS, as applicable, and continues to affect materially and adversely the interests of the Certificateholders for such period; provided, however, that an Early Amortization Event described in clause (b) or (c) shall not be deemed to occur if the Transferor has accepted the transfer of the related Receivable during such period (or such longer period as the Trustee may specify not to exceed an additional 60 days) in accordance with the provisions of the Agreement;

                       (ii)  any representation or warranty made by
            the Transferor in the Agreement or this Series Supplement or any representation or warranty made by TRS in the Receivable Purchase Agreement or any information required to be given by the Transferor or the Servicer to the Trustee to identify the Designated Accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice to the Transferor or the Servicer, as applicable, and as a result of which the interests of the Certificateholders are materially and adversely affected and which continues to materially and adversely affect the interests of the Certificateholders for such period; provided, however, that an Early Amortization Event described in this clause (ii) shall not be deemed to occur if the Transferor has accepted the transfer of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Trustee may specify not to exceed an additional 60 days) in accordance with the provisions of the Agreement;

                       (iii) there will have been three consecutive Distribution Dates on which the Class B Invested Amount is less than the Initial Class B Invested Amount;

                       (iv) any Servicer Default occurs which would have a material adverse effect on the Certificateholders; or

                       (v)  on any Determination Date, the Class B
            Invested Amount as of the last day of the prior Due Period is less than 2% of the Class A Invested Amount as of the last day of the prior Due Period;

                  then, in the case of any event described in clause
     (i), (ii) or (iv), an Early Amortization Event will be deemed to have occurred with respect to the Series 1996-2 Certificates only if, after any applicable grace period described in the clauses, either the Trustee or certificateholders of such Series evidencing undivided interests aggregating more than 50% of the invested amount of such Series, by written notice to the Transferor and the Servicer (and to the Trustee, if given by such certificateholders) declare that an Early Amortization Event has occurred as of the date of such notice; and

                  then, in the case of any event described in Section
     9.1 of the Agreement, an Early Amortization Event with respect to all Series, and in the case of any event described in clause
     (iii) or (v), an Early Amortization Event with respect to only the Series 1996-2 Certificates, will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders or all certificateholders, as appropriate, immediately upon the occurrence of such event.

                  (b) In the case of any event described in the first sentence of Section 9.1(a) of the Agreement, if after 90 days from the Publication Date, the Trustee shall not have received written instructions of (i) Certificateholders representing Undivided Interests aggregating in excess of 50% of each of the Class A Invested Amount and the Class B Invested Amount (other than any holder who is the subject of the bankruptcy or insolvency which resulted in an Early Amortization Event) and
     (ii) holders representing Undivided Interest aggregating in excess of 50% of the Transferor Interest (other than any holder who is the subject of the bankruptcy or insolvency which resulted in an Early Amortization Event), to the effect that the Trustee shall not instruct the Servicer to sell, dispose of, or otherwise liquidate the Receivables and to instruct the Servicer to reconstitute the Trust upon the same terms and conditions as set forth in the Agreement, the Trustee shall instruct the Servicer to proceed to sell, dispose of or otherwise liquidate the Receivables as provided in the third sentence of Section 9.1(a) of the Agreement.

                  SECTION 12.  Global Offering of Class A
     Certificates. The Class A Certificates may be held by Investor Certificateholders through The Depository Trust Company in the United States or Cedel S.A. ("Cedel") or the Euroclear System in Europe. Application will be made by the Transferor to list the Class A Certificates on the Luxembourg Stock Exchange.

                  In addition to the Paying Agent listed in Section 6.6, with respect to the Class A Certificates the following co-Paying Agents are also appointed: Kredietbank S.A. Luxembourgeoise, 43 Boulevard Royal, Luxembourg City, Luxembourg ("Kredietbank") and The Bank of New York (London), 46 Berkeley Street, London, WIX-6AA, England. Kredietbank shall also serve as co-Transfer Agent and co-Registrar, so long as the Class A Certificates are outstanding. Kredietbank shall also serve as listing agent for the Class A Certificates on the Luxembourg Stock Exchange (the "Listing Agent").

                  The Trustee will publish or will cause to be published (at the expense of the Servicer) following each Distribution Date in a daily newspaper in Luxembourg (which initially shall be the Luxemburger Wort) a notice to the effect that the information required to be sent to Investor Certificateholders pursuant to Section 5.2 hereof will be available for review at the main office of Kredietbank in Luxembourg City, Luxembourg.

                  Notices to Class A Certificateholders pursuant to the Agreement will be given by publication in a daily newspaper in Luxembourg (which initially shall be the Luxemburger Wort). In the event that Definitive Certificates are issued, notices to Class A Certificateholders will also be given by mail to the addresses of such holders as they appear in the Certificate Register.

                  SECTION 13. Series Specific Transferor Covenants. The Transferor hereby covenants and agrees, for so long as the Series 1996-2 Certificates remain outstanding and Moody's or Standard & Poor's shall be a "Rating Agency," as follows:

                  (a) the Transferor shall not assume or guarantee the liabilities of any other entity;

                  (b) the Transferor shall observe all corporate formalities in connection with all dealings between itself and its affiliates;

                  (c) the Transferor shall pay its own liabilities and expenses with its own funds, and not those of its parent; and

                  (d) the Transferor shall only cause certificates to be issued by other trusts which may be formed by it and shall only issue indebtedness secured or collateralized by accounts receivable if Moody's and Standard & Poor's shall have confirmed in writing that any such issuance will not result in a downgrade or withdrawal of Moody's or Standard & Poor's rating on any outstanding certificates issued by trusts formed by the Transferor or outstanding indebtedness of the Transferor secured or collateralized by accounts receivable.

                  (e) The Transferor shall, for as long as the Class A Certificates are listed on the Luxembourg Stock Exchange, cause each Monthly Servicer's Certificate to be filed with the Luxembourg Stock Exchange, for so long as required by the Luxembourg Stock Exchange.

                  SECTION 14. Remittance Processing Procedures. (a) In the event that the short term credit rating of TRS is reduced below A-1 by Standard & Poor's, the Trustee shall, at the close of business on the fifth Business Day following notification to the Trustee of such downgrade, complete and deliver the Lock Box Notices to the Remittance Banks; provided, however, that in the event that within such five Business Day period (or such longer period as Standard & Poor's shall notify the Trustee is the period within which the following arrangements may be put into place without such downgrade causing Standard & Poor's to downgrade or withdraw its rating of the Class A Certificates, in which case the Trustee shall not deliver the Lock Box Notices until the expiration of such period), there shall have been delivered to the Trustee for the benefit of Investor Certificateholders either

                  (i) (a) a letter of credit, surety bond or other
            similar instrument acceptable to Standard & Poor's providing that an amount equal to 4% of the initial Invested Amount is available thereunder to the Trustee in the event that TRS as Servicer fails to deposit funds into the Collection Account as required under the Agreement, and (b) opinions of counsel acceptable to Standard & Poor's substantially to the effect that such letter of credit, surety bond or other instrument is a legal, valid and binding obligation of the issuer thereof and that any funds obtained by the Trustee thereunder would not constitute an avoidable transfer of TRS under Section 547 of the Bankruptcy Code; or

                  (ii) (a) cash in the amount of 4% of the initial
            Invested Amount (the "Deposit"), which funds will be deposited into a segregated trust account held in the name of the Trustee for the benefit of Investor Certificateholders and shall be available to the Trustee in the event that TRS as Servicer fails to deposit funds into the Collection Account as required under the Agreement, (b) opinions of counsel acceptable to Standard & Poor's substantially to the effect that such funds would not be considered property of the TRS' bankruptcy estate, that the deposit of such funds with the Trustee would not constitute an avoidable transfer of TRS under Section 547 of the Bankruptcy Code and that Section 362(a) of the Bankruptcy Code would not apply to stay the withdrawal by the Trustee of such funds from such account, and (c) an opinion of counsel substantially in the form of Exhibit L to the Agreement; or

                  (iii) written confirmation from Standard & Poor's that other arrangements satisfactory to Standard & Poor's have been put into place,

     then the Trustee shall not complete or deliver the Lock Box Notices to the Remittance Banks and the Lock Box Letters shall be cancelled and of no force and effect and shall be returned by the Trustee to TRS. In the event that the Lock Box Notices shall have been delivered by the Trustee, such Lock Box Notices shall be cancelled by the Trustee and of no further force and effect from and after such time as TRS shall have put other arrangements into place and delivered to the Trustee written confirmation from Standard & Poor's of the ratings of the Class A Certificates.

                  (b) The Trustee agrees that, in the event that the Trustee is required to deliver the Lock Box Notices pursuant to subsection 14(a) above to the Remittance Banks, the Trustee shall provide in such notices that TRS shall continue to have the right, on behalf of the Trustee, to instruct the Remittance Banks as to transfers and withdrawals to be made from the accounts subject to the Lock Box Letters. The Trustee may only revoke this right of TRS, as Servicer, in connection with the termination and replacement of TRS as Servicer hereunder. There shall be remitted to TRS daily all funds on deposit in each account subject to the Lock Box Letters which are identified by the Servicer as not being payments made by Obligors in respect of Accounts. As provided in Section 4.1(d) of the Agreement, the Servicer shall continue to allocate to the Holder of the

     Exchangeable Transferor Certificate the amounts allocable to such Holder pursuant to such Section 4.1(d) or pursuant to any Supplement and such amounts shall not be deposited into the Collection Account but shall be paid as collected to the Holder of the Exchangeable Transferor Certificate. Payments by Obligors in respect of Accounts to be distributed to Certificateholders shall be remitted directly from accounts subject to the Lock Box Letters to the Collection Account, subject, however, to distribution on a daily basis to the Transferor as provided in and pursuant to Section 4.1(g) of the Agreement.

                  SECTION 15. Ratification of Master Pooling and Servicing Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

                  SECTION 16. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 17. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 1996-2 Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 AMERICAN EXPRESS RECEIVABLES
                                    FINANCING CORPORATION,
                                    as Transferor

                                 By
                                 Name:
                                 Title:

                                 AMERICAN EXPRESS TRAVEL RELATED SERVICES
                                    COMPANY, INC.,
                                    as Servicer

                                 By
                                 Name:
                                 Title:

                                 THE BANK OF NEW YORK,
                                 as Trustee and Paying Agent

                                 By
                                 Name:
                                 Title:

                                      EXHIBIT A TO THE
                                      SERIES 1996-2 SUPPLEMENT

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     No. R-_                                                $___________

     Registered                                      CUSIP No. _________

     AMERICAN EXPRESS MASTER TRUST
     CLASS A FLOATING RATE ACCOUNTS RECEIVABLE
     TRUST CERTIFICATE, SERIES 1996-2

               Each $1,000 minimum denomination represents a 1/300,000th interest in the Series 1996-2 Class A
     Certificateholders' undivided interest in the American Express
     Master Trust

     Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated or to be generated in a portfolio of designated American Express Card, American
     Express  Gold Card and Platinum Card  Accounts.

               (Not an interest in or recourse obligation of American Express Receivables Financing Corporation, American
     Express Credit Corporation, American Express Travel Related
     Services Company, Inc. ("TRS"), American Express Company or any of their affiliates)

               This certifies that CEDE & CO. (the
     "Certificateholder") is the registered owner of an Undivided Interest in the American Express Master Trust (the "Trust") issued pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and among American Express Receivables Financing Corporation, as Transferor (the "Transferor"), TRS, as Servicer (in such capacity, the Servicer"), and The Bank of New York, as Trustee (the "Trustee"), and the Series 1996-2 Supplement, dated as of September 18, 1996, among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables now existing and hereafter created

     (the "Receivables"), arising under certain charge card accounts owned by TRS identified in the Pooling and Servicing Agreement from time to time (collectively, the "Accounts"), all monies due or to become due with respect thereto (including Recoveries) on and after the Cut Off Date, all proceeds of such Receivables, all right, title and interest of the Transferor in, to and under the Receivable Purchase Agreement, all monies as are from time to time deposited in the Collection Account and any other account or accounts maintained for the benefit of the Certificateholders and all monies as are from time to time available under any Enhancement for any Series for payment to Certificateholders. The holder of this Certificate is not entitled to the benefit of any Enhancement for any other Series which may be a part of the Trust's assets. The Receivables arise generally from the purchase of merchandise and services, annual membership fees and other administrative fees billed to obligors, as more fully specified in the Pooling and Servicing Agreement.

               A portion of the Collections on the Receivables received in any Due Period equal to the product of the aggregate amount of such Collections and the Yield Factor will be treated as Yield Collections. The remainder of such Collections will be treated as Principal Collections. Recoveries will not be considered Collections but will be used as an offset to Defaulted Receivables. The Yield Factor will initially be equal to 3.0%, and, subject to certain limitations, may be changed from time to time by the Transferor.

               Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement, as amended and as supplemented by the Series 1996-2 Supplement, for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series 1996-2 Supplement may be requested from the Trustee by writing to the Trustee at The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Division. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement as supplemented by the Series 1996-2 Supplement. This Certificate is one of a series of Certificates entitled "American Express Master Trust Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be paid to the holder of a Class A Certificate, and is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

               The Transferor has structured the Pooling and Servicing Agreement and the Investor Certificates with the intention that the Investor Certificates (other than those held by the Transferor) will qualify under applicable tax law as indebtedness and the Transferor and each Investor Certificateholder (or Certificate Owner) by acceptance of its Class A Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein) or participation herein, agrees to treat the Investor Certificates (other than those held by the Transferor) (and any beneficial interest therein) for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with the Pooling and Servicing Agreement as to treatment as indebtedness for certain tax purposes.

               The aggregate interest in the Trust represented by the Series 1996-2 Investor Certificates at any time shall not exceed an amount equal to the Invested Amount at such time.
     The initial Invested Amount is $324,324,324. The aggregate interest in the Trust represented by the Class A Certificates at any time shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $300,000,000. The Class A Invested Amount on any date of determination will be an amount equal to (a) the Class A Initial Invested Amount minus (b) the amount of payments of principal paid to the Class A Certificateholders prior to such date of determination, minus (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates and, if the date of determination is a Distribution Date, the current Distribution Date, plus (d) the aggregate amount of Yield Collections and certain other amounts applied on all prior Distribution Dates for reimbursing amounts deducted pursuant to the foregoing clause (c) and, if the date of determination is a Distribution Date, the aggregate amount of Yield Collections and certain other amounts applied for such Distribution Date for reimbursing amounts deducted pursuant to the foregoing clause (c). In addition to the Investor Certificates, an Exchangeable Transferor Certificate has been issued to the Transferor pursuant to the Pooling and Servicing Agreement which will represent an Undivided Interest in the Trust. The Exchangeable Transferor Certificate will represent the interest in the Receivables not represented by the Investor Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for one or more Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

               Interest will accrue on the unpaid principal amount of the Class A Certificates at a per annum rate of 0.12% per annum above LIBOR (as determined on the related LIBOR Determination Date) (such rate as in effect from time to time, the "Class A Certificate Rate") and, except as otherwise provided herein, will be distributed to Certificateholders on the fifteenth day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) (each, a "Distribution Date") and on the Expected Final Payment Date, commencing November 15, 1996. If (a) an Early Amortization Event occurs or (b) the final principal payment on the Class A Certificates is not made on the Expected Final Payment Date, then thereafter interest will be distributed to the Class A Certificateholders monthly on each Special Payment Date. Interest for any Distribution Date will include accrued interest in an amount equal to the product of (i) the Class A Certificate Rate for the related Interest Period, (ii) the actual number of days in such Interest Period divided by 360, and (iii) the outstanding principal balance of the Class A Certificates as of the related Record Date (or, in the case of the first Distribution Date, as of the Closing Date). Interest for any Distribution Date or Special Payment Date due but not paid on any Distribution Date or Special Payment Date will be due on the next succeeding Distribution Date or Special Payment Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class A Certificate Rate plus 2% per annum.

               No principal will be payable to the Class A
     Certificateholders until the Expected Final Payment Date or, upon the occurrence of an Early Amortization Event as described in the Pooling and Servicing Agreement, on the first Special Payment Date. No principal will be payable to the Class B Certificateholders until all principal payments have been made to the Class A Certificateholders. For each Due Period during the period beginning on September 1, 1996 and ending on the earlier of (a) July 31, 2001 and (b) the day prior to the day on which the Early Amortization Period commences (the "Revolving Period"), all Principal Collections allocable to the Investor Interest will be treated as Excess Principal Collections. The Servicer will allocate Excess Principal Collections as provided in the Pooling and Servicing Agreement which may include any principal distributions to Investor Certificateholders and deposits to principal funding accounts for any Series which are either scheduled or permitted and which have not been covered out of the Principal Collections allocable to such other Series.

               The Servicer shall deposit Collections into the Collection Account in the amounts and at the time required by the Pooling and Servicing Agreement. The Servicer shall apply or shall cause the Trustee to apply the funds on deposit in the Collection Account with respect to each Distribution Date as provided in the Pooling and Servicing Agreement.

               TRS, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to the sum of, with respect to all Series, one-twelfth of the product of the applicable Servicing Fee Percentages with respect to each Series and the sum of an allocable portion of the Transferor Interest and the aggregate Invested Amount with respect to each Series with respect to the related Due Period. The portion of the servicing fee for each Due Period allocable to the Certificateholders' Interest shall be equal to one-twelfth of the product of (A) 2.0% (the Servicing Fee Percentage for the Series 1996-2 Investor Certificates) and (B) the amount of the Class A Invested Amount and the Class B Invested Amount, on the last day of the second preceding Due Period or, in the case of the first Distribution Date, the initial principal amount of the Class A Certificates and the Class B Certificates.

               Payments to Class A Certificateholders will be made from the Collection Account. In addition to the amounts deposited in the Collection Account as provided in the Pooling and Servicing Agreement, the proceeds of any optional repurchase of the Class A Certificates by the Transferor will be deposited in the Collection Account on the Distribution Date on which such purchase occurs.

               With respect to the Class A Certificates, the Servicer shall instruct the Trustee or the Paying Agent to make the following distributions at the following times and in the following priority from the Collection Account:

                    (a) on each Distribution Date, on each Special Payment Date and on the Expected Final Payment Date, Class A Monthly Interest and unpaid Class A Monthly Interest, plus additional interest thereon, to the extent available from the Floating Allocation Percentage of Yield Collections, shall be distributed to the Class A Certificateholders; and

                    (b)  on each Special Payment Date and on the
          Expected Final Payment Date, all amounts on deposit in the Collection Account, up to a maximum amount on any such date equal to the unpaid Class A Invested Amount on such date, shall be distributed to the Class A Certificateholders.

               If Yield Collections allocable to the
     Certificateholders' Interest for any Due Period are insufficient to pay the Investor Default Amount for such Due Period in accordance with the priorities set forth in the Pooling and Servicing Agreement, then the Class B Invested Amount will be reduced by an amount equal to such insufficiency. If the Class B Invested Amount is reduced to zero, any further insufficiency will reduce the Class A Invested Amount, but not in excess of the Investor Default Amount for such Due Period, and the Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust.

               The amount in respect of interest payments to be paid on each Distribution Date, Special Payment Date or Expected Final Payment Date to the holder of this Certificate will be equal to the product of the aggregate Undivided Interest evidenced by this Certificate and the aggregate of all payments of interest to be made to the Class A Certificateholders on such date. The amount in respect of principal payments on each Special Payment Date or Expected Final Payment Date with respect to the holder of this Certificate will be equal to the product of the aggregate Undivided Interest evidenced by this Certificate and the aggregate of all payments of principal to be made to Class A Certificateholders on such date. Distributions with respect to this Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Certificate) without the presentation or surrender of this Certificate or the making of any notation thereon, except that with respect to Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of wire transfer of immediately available funds.

               THIS CERTIFICATE DOES NOT REPRESENT A RECOURSE OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, THE SERVICER OR ANY OF THEIR AFFILIATES AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY. THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

               Pursuant to the Pooling and Servicing Agreement, the Transferor has the right (subject to certain limitations and conditions), and in some circumstances is obligated, to designate additional eligible accounts to be included as Accounts (the "Additional Accounts") and to convey to the Trust all of the Receivables in the Additional Accounts, whether such Receivables are then existing or thereafter created.

               The Transferor may, and in some circumstances is obligated to, designate (subject to the terms and conditions of the Pooling and Servicing Agreement), Accounts for deletion and removal from the Accounts previously designated as Accounts.

               The Pooling and Servicing Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Pooling and Servicing Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, to add to or change any of the provisions of the Pooling and Servicing Agreement to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under the Agreement or otherwise.

               The Pooling and Servicing Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Holders of Investor Certificates; provided that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series (or 100% of the class of Certificateholders so affected have consented), (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner and (iii) the Rating Agencies shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates; provided, further, that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

               The Pooling and Servicing Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall
     (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of each related Investor Certificateholder; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each related Investor Certificateholder.

               The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

               As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates evidencing like aggregate Undivided Interests, as requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Trustee or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

               The Transferor, Servicer, the Trustee, the Paying Agent, and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Trustee, the Paying Agent, and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

               At the option of the Transferor, but subject to certain conditions set forth in the Pooling and Servicing Agreement, the aggregate principal amount of the Class A Certificates is subject to retransfer to the Transferor on any Distribution Date on or after which the Invested Amount is less than or equal to $32,432,432 (10% of the Class A Initial Invested Amount and the Class B Initial Invested Amount). The retransfer price will be equal to the applicable Invested Amount plus accrued and unpaid interest on the Class A Certificates and the Class B Certificates through the day preceding the Distribution Date on which the retransfer occurs.

               Subject to certain conditions in the Pooling and Servicing Agreement, if the Invested Amount of the Series 1996-2 Certificates is greater than zero on August 15, 2002 (the "Series 1996-2 Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables up to 110% of the applicable Invested Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1996-2 Certificates, and apply the proceeds of such sale as provided in the Pooling and Servicing Agreement.

               Following the termination of the Trust pursuant to
     Section 12.1 of the Pooling and Servicing Agreement and the surrender of this Certificate, the Trustee shall assign and convey to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds thereof, except for amounts held by the Paying Agent. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trustee had in the applicable Receivables.

               Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

               IN WITNESS WHEREOF, American Express Receivables
     Financing Corporation has caused this American Express Master Trust Class A Floating Rate Accounts Receivable Trust
     Certificate, Series 1996-2 to be duly executed under its official seal.

                                 AMERICAN EXPRESS RECEIVABLES
                                    FINANCING CORPORATION

                                 By: _________________________
                                       Authorized Signatory

     [SEAL]





                 TRUSTEE'S CERTIFICATE OF AUTHENTICATION
               This is one of the Series 1996-2 Class A Certificates referred to in the within-mentioned Pooling and Servicing
     Agreement.

     Dated:  September 18, 1996    THE BANK OF NEW YORK
                                       as Trustee

                                   By: ________________________
                                         Authorized Signatory

                                                         EXHIBIT B to
                                         the Series 1996-2 Supplement

               THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS,
          (C) TO THE TRANSFEROR, (D) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (E) PURSUANT TO REGULATION S UNDER THE SECURITIES ACT. NEITHER THE ISSUER NOR THE TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

          NO RESALE OR TRANSFER OR PLEDGE OF THIS CERTIFICATE MAY BE MADE EXCEPT WITH THE EXPRESS CONSENT OF AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION. THIS CERTIFICATE DETAILS OTHER CONDITIONS TO THE TRANSFER THEREOF.

     No. R-1                                           $__________

     Registered                                        CUSIP No._______

     AMERICAN EXPRESS MASTER TRUST
     7.10% CLASS B ACCOUNTS RECEIVABLE
     TRUST CERTIFICATE, SERIES 1996-2

               Each $1,000 minimum denomination represents a 1/24,324.324th interest in the Series 1996-2 Class B
     Certificateholders' undivided interest in the American Express
     Master Trust

     Evidencing an Undivided Interest in a trust, the corpus of which consists of receivables generated or to be generated in a portfolio of designated American Express Card, American
     Express  Gold Card and Platinum Card  Accounts.

               (Not an interest in or recourse obligation of American Express Receivables Financing Corporation, American Express Travel Related Services Company, Inc. ("TRS"), American Express Credit Corporation, American Express Company or any of their affiliates)

               This certifies that American Express Receivables Financing Corporation (the "Certificateholder") is the registered owner of an Undivided Interest in the American Express Master Trust (the "Trust") issued pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and among American Express Receivables Financing Corporation, as Transferor (the "Transferor"), TRS, as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), and the Series 1996-2 Supplement, dated as of September 18, 1996, among the Transferor, the Servicer and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of receivables now existing and hereafter created (the "Receivables") arising under certain charge card accounts owned by TRS identified in the Pooling and Servicing Agreement from time to time (collectively, the "Accounts"), all monies due or to become due with respect thereto (including Recoveries) on and after the Cut Off Date, all proceeds of such Receivables, all right, title and interest of the Transferor in, to and under the Receivable Purchase Agreement, all monies as are from time to time deposited in the Collection Account and any other account or accounts maintained for the benefit of the Certificateholders and all monies as are from time to time available under any Enhancement for any Series for payment to Certificateholders. The holder of this Certificate is not entitled to the benefit of any Enhancement for any other Series which may be a part of the Trust's assets. The Receivables arise generally from the purchase of merchandise and services, annual membership fees and certain other administrative fees billed to Obligors, as more fully specified in the Pooling and Servicing Agreement.

               A portion of the Collections on the Receivables received in any Due Period equal to the product of the aggregate amount of such Collections and the Yield Factor will be treated as Yield Collections. The remainder of such Collections will be treated as Principal Collections. Recoveries will not be considered Collections but will be used as an offset to Defaulted Receivables. The Yield Factor will initially be equal to 3.0%, and, subject to certain limitations, may be changed from time to time by the Transferor.

               Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement, as amended and as supplemented by the Series 1996-2 Supplement, for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series 1996-2 Supplement may be requested from the Trustee by writing to the Trustee at The Bank of New York, 101 Barclay

     Street, New York, New York 10286, Attention: Corporate Trust Division. To the extent not defined herein, capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement, as supplemented by the Series 1996-2 Supplement. This Certificate is one of a series of Certificates entitled "American Express Master Trust 7.10% Class B Accounts Receivable Trust Certificates, Series 1996-2" (the "Certificates"), each of which represents a fractional undivided interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement to be paid to the holder of a Class B Certificate, and is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. THE CLASS B CERTIFICATES REPRESENT SUBORDINATED INTERESTS IN THE TRUST.

               The Transferor has structured the Pooling and Servicing Agreement and the Investor Certificates with the intention that the Investor Certificates (other than those held by the Transferor) will qualify under applicable tax law as indebtedness and the Transferor and each Investor Certificateholder by acceptance of its Certificate or participation herein, agrees to treat the Investor Certificates (other than those held by the Transferor) (and any beneficial interest therein) for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

               The aggregate interest in the Trust represented by the Series 1996-2 Investor Certificates at any time shall not exceed an amount equal to the Invested Amount at such time. The initial Invested Amount is $324,324,324. The aggregate interest represented by the Class B Certificates at any time in the Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $24,324,324. The Class B Invested Amount on any date of determination will be an amount equal to (a) the Class B Initial Invested Amount minus (b) the amount of payments of principal paid to the Class B Certificateholders prior to such date of determination, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates and, if the date of determination is a Distribution Date, the current Distribution Date, plus (d) the aggregate amount of Yield Collections and certain other amounts applied on all prior Distribution Dates for reimbursing amounts deducted pursuant to the foregoing clause (c) and, if the date of determination is a Distribution Date, the aggregate amount of Yield Collections and certain other amounts applied for such Distribution Date for reimbursing amounts deducted pursuant to the foregoing clause
     (c).  If Yield Collections allocable to the Certificateholders

     Interest for any Due Period are insufficient to pay the Investor Default Amount for such Due Period in accordance with the priorities set forth in the Pooling and Servicing Agreement listed below, then the Class B Invested Amount will be reduced by an amount equal to such insufficiency. The Class B Invested Amount may be reinstated under certain circumstances described in the Pooling and Servicing Agreement. In addition to the Investor Certificates, an Exchangeable Transferor Certificate has been issued to the Transferor pursuant to the Pooling and Servicing Agreement which will represent an Undivided Interest in the Trust. The Exchangeable Transferor Certificate will represent the interest in the Trust not represented by the Investor Certificates. The Exchangeable Transferor Certificate may be exchanged by the Transferor pursuant to the Pooling and Servicing Agreement for one or more Series of Investor Certificates and a reissued Exchangeable Transferor Certificate upon the conditions set forth in the Pooling and Servicing Agreement.

               Interest will accrue on the unpaid principal amount of the Class B Certificates at a per annum rate equal to 7.10% per annum (the "Class B Certificate Rate") and, except as otherwise provided herein, will be distributed to Certificateholders on the fifteenth day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) (each, a ("Distribution Date"), commencing November 15, 1996. Any accrued interest at the Class B Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date shall be paid in accordance with the priorities set forth below. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Certificate Rate plus 2% per annum. Interest will be calculated on the basis of a 360-day year comprised of twelve 30-day months. The right of the Class B Certificateholders to receive interest payments on the Class B Certificates each month, including interest due but not paid on a prior Distribution Date or Special Payment Date, will be subordinated under all circumstances to the right of the Class A Certificateholders to receive monthly allocations of interest with respect to the Class A Certificates.

               No principal will be payable to the Class B
     Certificateholders until all principal payments have been made to the Class A Certificateholders. For each Due Period during the period beginning on September 1, 1996 and ending on the earlier of (a) July 31, 2001 and (b) the day prior to the day on which the Early Amortization Period commences (the "Revolving Period"), all Principal Collections allocable to the Investor Interest will be treated as Excess Principal Collections. The Servicer will allocate Excess Principal Collections as provided in the Pooling and Servicing Agreement which may include any principal distributions to Investor Certificateholders and deposits to principal funding accounts for any Series which are either scheduled or permitted and which have not been covered out of Principal Collections allocable to such other Series.

               The Servicer shall deposit Collections into the Collection Account in the amounts and at the times required by the Pooling and Servicing Agreement. The Servicer shall apply or shall cause the Trustee to apply the funds on deposit in the Collection Account with respect to each Distribution Date as provided in the Pooling and Servicing Agreement.

               TRS, as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to the sum of, with respect to all Series, one-twelfth of the product of the applicable Servicing Fee Percentages with respect to each Series and the sum of an allocable portion of the Transferor Interest and the applicable Invested Amount with respect to each Series with respect to the related Due Period. The portion of the servicing fee for each Due Period allocable to the Certificateholders' Interest shall be equal to one-twelfth of the product of (A) 2.0% (the Servicing Fee Percentage for the Series 1996-2 Investor Certificates) and (B) the amount of the Class A Invested Amount and the Class B Invested Amount, on the last day of the second preceding Due Period or, in the case of the first Distribution Date, the initial principal amount of the Class A Certificates and the Class B Certificates.

               Payments to Class B Certificateholders will be made from the Collection Account. The proceeds of any optional repurchase of the Class B Certificates by the Transferor will be deposited into the Collection Account on the Distribution Date on which such purchase occurs. The Servicer shall instruct the Trustee or the Paying Agent to make the following distributions at the following times and in the following priority from the Collection Account:

                              (a)  on each Distribution Date, on each
               Special Payment Date and on the Expected Final Payment Date, Class A Monthly Interest and unpaid Class A Monthly Interest, plus additional interest thereon, to the extent available from the Floating Allocation Percentage of Yield Collections, shall be distributed to the Class A Certificateholders;

                              (b)  on each Distribution Date, Class B
               Monthly Interest and unpaid Class B Monthly Interest, plus additional interest thereon, to the extent available from the Floating Allocation Percentage of Yield Collections, shall be distributed to the Class B Certificateholders;

                              (c)  on each Special Payment Date and on the
               Expected Final Payment Date, all amounts on deposit in the Collection Account, up to a maximum amount on any such date equal to the unpaid Class A Invested Amount on such date, shall be distributed to the Class A Certificateholders; and

                              (d) on the Expected Final Payment Date and
               each Special Payment Date on and after which the Class A Certificates have been paid in full, all amounts on deposit in the Collection Account, up to a maximum amount on any such date equal to the unpaid Class B Invested Amount on such date, shall be distributed to the Class B Certificateholders.

                    The amount in respect of interest to be distributed on each Distribution Date to the holder of this Certificate will be equal to the product of the aggregate Undivided Interest evidenced by this Certificate and the aggregate of all payments to be made to the Class B Certificateholders on such Distribution Date. The amount in respect of principal to be distributed on each Special Payment Date or Expected Final Payment Date with respect to the holder of this Certificate will be equal to the product of the aggregate Undivided Interest evidenced by this Certificate and the aggregate of all payments of principal to be made to the Class B Certificateholders on such date. Distributions with respect to this Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Certificate) without the presentation or surrender of this Certificate or the making of any notation thereon.

                    THIS CERTIFICATE DOES NOT REPRESENT A RECOURSE OBLIGATION OF, OR AN INTEREST IN, THE TRANSFEROR, THE SERVICER OR ANY OF THEIR AFFILIATES AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY. THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES ALL AS MORE SPECIFICALLY SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

                    Pursuant to the Pooling and Servicing Agreement, the Transferor has the right (subject to certain limitations and conditions), and in some circumstances is obligated, to designate additional eligible accounts to be included as Accounts (the "Additional Accounts") and to convey to the Trust all of the Receivables in the Additional Accounts, whether such Receivables are then existing or thereafter created.

                    The Transferor may, and in some circumstances is obligated to, designate (subject to the terms and conditions of the Pooling and Servicing Agreement) Accounts for deletion and removal from the Accounts previously designated as Accounts.

                    The Pooling and Servicing Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add any other provisions with respect to matters or questions raised under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. Additionally, the Pooling and Servicing Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, to add to or change any of the provisions of the Pooling and Servicing Agreement to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under the Agreement or otherwise.

                    The Pooling and Servicing Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Holders of Investor Certificates; provided that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series (or 100% of Certificateholders so affected have consented), (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner and (iii) the Rating Agencies shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates; provided, further, that such amendment shall not reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

                    The Pooling and Servicing Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of each related Investor Certificateholder; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each related Investor Certificateholder.

                    Each purchaser of a Class B Certificate from the Transferor shall represent and warrant to the Transferor that it is acquiring such Class B Certificate without a view to any distribution or resale or other transfer thereof except, with respect to any Certificate or any interest or participation thereof, as contemplated in the next succeeding sentence. The purchaser of this Class B Certificate will not resell or otherwise transfer any of the Class B Certificates except (A) in accordance with Section 6.3 of the Pooling and Servicing Agreement and (B)(i) pursuant to an effective registration statement under the Securities Act; (ii) in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws; (iii) to the Transferor; (iv) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning of Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A; or (v) pursuant to Regulation S under the Securities Act.

                    As a condition to the initial transfer or any pledge of this Certificate to any entity other than a corporation that is a member of the consolidated tax group of which RFC is a member, the holder hereof shall be required to deliver to the Trustee an Opinion of Counsel to the effect that this Certificate, upon transfer, will be characterized as debt or an interest in a partnership for federal income tax purposes. Prior to the transfer of this Certificate to any Affiliate of the Transferor, the Servicer shall provide to the Trustee written confirmation from each Rating Agency that such transfer will not result in the downgrade or withdrawal of any rating on the Class A Certificates. Prior to any such transfer of this

          Certificate, the Transferor shall certify to the Trustee in writing whether the proposed transferee of this Certificate is an Affiliate of the Transferor and the Trustee shall be entitled to rely conclusively on such certificate.

                    The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

                    As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Certificateholder surrendering such Class B Certificates.
          No service charge may be imposed for any such exchange but the Trustee or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                    The Transferor, Servicer, the Trustee, the Paying Agent, and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Trustee, the Paying Agent, and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                    At the option of the Transferor, but subject to certain conditions set forth in the Pooling and Servicing Agreement, the aggregate principal amount of the Class A and Class B Certificates is subject to retransfer to the Transferor on any Distribution Date on or after which the Invested Amount is less than or equal to $32,432,432 (10% of the Class A Initial Invested Amount and the Class B Initial Invested Amount). The retransfer price will be equal to the applicable Invested Amount plus accrued and unpaid interest on the Class A Certificates and the Class B Certificates through the day preceding the Distribution Date on which the retransfer occurs.

                    Subject to certain conditions in the Pooling and Servicing Agreement, if the Invested Amount of the Series 1996-2 Certificates is greater than zero on August 15, 2002 (the "Series 1996-2 Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables up to 110% of the applicable Invested Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1996-2 Investor Certificates, and apply the proceeds of such sale as provided in the Pooling and Servicing Agreement.

                    Following the termination of the Trust pursuant to
          Section 12.1 of the Pooling and Servicing Agreement and the surrender of this Certificate, the Trustee shall assign and convey to the Transferor (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds thereof, except for amounts held by the Paying Agent. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Transferor to vest in the Transferor all right, title and interest which the Trustee had in the applicable Receivables.

                    Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.


                    IN WITNESS WHEREOF, American Express Receivables Financing Corporation has caused this American Express Master Trust 7.10% Class B Accounts Receivable Trust Certificate, Series 1996-2 to be duly executed under its official seal.

                                      AMERICAN EXPRESS RECEIVABLES
                                         FINANCING CORPORATION

                                      By: _________________________
                                          Authorized Signatory

          [SEAL]

                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION
                    This is one of the Series 1996-2 Class B Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

          Dated:  September 18, 1996

                                       THE BANK OF NEW YORK
                                         as Trustee

                                      By: _________________________
                                          Authorized Signatory

                                                        Exhibit C-1 to The
                                                  Series 1996-2 Supplement

          Payment Date Statement
          American Express Travel Related Services Company, Inc.

                            American Express Master Trust

            Class A Floating Rate Accounts Receivable Trust Certificates

                    The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended and as supplemented by the Series 1996-2 Supplement, dated as of September 18, 1996 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

          1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to
               Section 5.2 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

          2.   TRS is Servicer under the Agreement.

          3.   The undersigned is a Servicing Officer.

          4.   The "Record Date" referred to herein is __________, ____.

               INFORMATION REGARDING THE CURRENT DISTRIBUTION DATE, SPECIAL PAYMENT DATE OR EXPECTED FINAL PAYMENT DATE TO CLASS A CERTIFICATEHOLDERS (ALSO, STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)


                    1.   Total Class A distributions . . . . . .   $__________

                    2.   Class A principal distributions . . . .   $__________

                    3.   Class A interest distributions  . . . .   $__________

                    4.   Class A Certificate Rate for
                         Interest Period Related to Current
                         Distribution Date . . . . . . . . . . .    __________

                    5.   Interest Period related to Current
                         Distribution Date . . . . . . . . . . .    __________

                    6.   Excess of Class A principal balance over
                         Class A Invested Amount as of the Record
                         Date  . . . . . . . . . . . . . . . . .   $__________

                    7.   Class A Invested Amount as of the Record
                         Date/Class A Initial Invested Amount
                         (determined after taking into account any
                         increase or decrease in the Invested
                         Amount which will occur upon the current
                         distribution) . . . . . . . . . . . . .   $__________

                         Attached hereto is the Monthly Servicer's
               Certificate for the related Due Period.

                         IN WITNESS WHEREOF, the undersigned have caused this
               Payment Date Statement to be duly executed and delivered by its respective duly authorized officer on the _______ day of __________, ____.

                                        AMERICAN EXPRESS TRAVEL RELATED
                                        SERVICES COMPANY, INC.
                                        as Servicer

                                        By:_____________________________
                                           Name:
                                           Title:

               Exhibit C-2 to The
               Series 1996-2 Supplement

               Payment Date Statement
               American Express Travel Related Services Company, Inc.

                             American Express Master Trust

                     Class B Accounts Receivable Trust Certificates

                         The undersigned, a duly authorized
               representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended and as supplemented by the Series 1996-2 Supplement, dated as of September 18, 1996 (as supplemented, the "Agreement"), between TRS, American Express Receivables Financing Corporation ("RFC"), as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

               1. Capitalized terms used in this Payment Date Statement have their respective meanings as set forth in the Agreement. This Payment Date Statement is delivered pursuant to Section 5.2 of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

               2.   TRS is Servicer under the Agreement.

               3.   The undersigned is a Servicing Officer.

               4.   The "Record Date" referred to herein is __________,
                    ____.

                         INFORMATION REGARDING THE CURRENT DISTRIBUTION DATE TO CLASS B CERTIFICATEHOLDERS (ALSO, STATED ON THE BASIS OF $1,000 ORIGINAL
                         CERTIFICATE PRINCIPAL AMOUNT)


                    1.   Total Class B distributions . . . . $__________

                    2.   Class B principal distributions . . $__________

                    3.   Class B interest distributions  . . $__________

                    4.   Class A Certificate Rate for
                         Interest Period Related to Current
                         Distribution Date . . . . . . . . .  __________

                    5.   Interest Period Related to Current
                         Distribution Date . . . . . . . . .  __________

                    6.   Excess of Class B principal balance
                         over Class B Invested Amount as of
                         the Record Date . . . . . . . . . . $__________

                    7.   Class B Invested Amount as of the
                         Record Date/Class B Initial Invested
                         Amount (determined after taking into
                         account any increase or decrease in
                         the Invested Amount which will occur
                         upon the current distribution)  . . $__________

               Attached hereto is the Monthly Servicer's Report.

                         IN WITNESS WHEREOF, the undersigned have caused
               this Payment Date Statement to be duly executed and delivered by its respective duly authorized officers on the ____ day of __________, ____.

                                        AMERICAN EXPRESS TRAVEL RELATED
                                        SERVICES COMPANY, INC.
                                        as Servicer

                                        By:_____________________________
                                           Name:
                                           Title:

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